UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to Rule 14a-12

                           Packard BioScience Company
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

                                     Soliciting Material Pursuant to Rule 14a-12
                                     -------------------------------------------

DRAFT TALKING POINTS--JULY 16, 2001

WHAT'S HAPPENING?

As you may have heard, PBSC has agreed to merge with PerkinElmer in a stock for stock transaction. After the merger closes, PBSC will become part of PerkinElmer's Life Sciences strategic business unit under the management of John
J. Engel, who is the President of PerkinElmer Life Sciences and Executive Vice President of PerkinElmer, Inc. Emery Olcott will retire and Frank Witney will assume an important leadership role with the new organization under John.

PBSC shareholders will receive a 0.311 shares of PerkinElmer common stock for each PBSC share they own. Likewise, options held by employees will convert to
0.311 options of PerkinElmer stock. The strike price of these options divided by
0.311 will become the new strike price, such that the multiple of the number of options times the strike price remains constant. In addition the options will fully vest upon closing of the transaction.

WHY DO THIS DEAL?

The Board of Directors of PBSC approved the transaction, and a majority of shareholders of PBSC have agreed to vote in favor of the merger with PerkinElmer for several reasons.

    1. Given the rapid pace of change in the life science industry, which demands a large commitment to research and development, we believe that a larger, stronger company is necessary to remain competitive against the industry leaders we face.
    2. PKI management has an excellent track record and a well thought out long-term strategic plan. We believe that the stock that we are receiving has good upside potential for our shareholders and employee stockholders.
    3. This merger creates a significantly greater liquidity opportunity for our shareholders than would otherwise be readily available.
    4. Of the companies in our field, we believe that we have the most synergy with PerkinElmer. Each is particularly strong in different product areas. Our strengths in liquid handling and automation of sample preparation complement their strengths in reagents and applications. This allows both companies to better provide complete solutions to life science customers.
    5. This merger creates the potential to develop exciting new products in rapidly emerging markets, such as array biology and cell-based drug-screening assays. On our own it would be difficult for us to fully exploit these and other opportunities.
    6. Both companies have excellent worldwide sales and service organizations, and together have complementary strengths in different parts of the world. A merger will improve our position against much larger competitors.
    7. We believe PerkinElmer is a strong, well-managed company dedicated to intensifying their focus on the life science research market. PKI has a comprehensive employee development and growth plan. They offer attractive benefit plans and provide an exciting and progressive work environment for their employees.

WHEN WILL THIS HAPPEN?

The next step in the process is for both PBSC and PKI to seek approval from their shareholders' for this merger, which has already been approved by both companies' Boards of Directors, and to make standard regulatory filings. We expect the merger to close during the fourth quarter.

PerkinElmer is experienced in successfully integrating acquisitions. Several integration teams will be formed composed of key members of PerkinElmer and Packard staffs to develop a plan to bring the two organizations together, after the merger has closed.

WHAT'S GOING TO HAPPEN TO YOU?

Until the merger is closed, it will be business as usual for most Packard employees. Some of you will be involved with the development of the integration plan, but many more of you will be involved in the post-closing implementation phase.

We will be integrating the two businesses after closing to achieve maximum value for our customers and the right environment for our people. Our objective is to sustain the quality and depth of both organizations. If areas of duplicative responsibility are identified in the integration process, any employees who are affected will be informed as far as in advance as possible, and they will be treated and compensated fairly.

For the Packard employees, PerkinElmer intends to continue your current benefit plans such as medical and dental for the remainder of 2001. In the future, PerkinElmer will look to consolidate Packard BioScience employees into PerkinElmer's existing benefit plans in an effort to take advantage of the company's buying power. In general, PerkinElmer's Life Science US benefit plans are similar to Packard's plans. Outside the US, benefit programs are generally governed by local regulations. We intend to continue the existing programs as appropriate. Your years of service with Packard will be recognized for benefit purposes.

WHAT'S GOING TO HAPPEN TO ME?

Though I will retire from the company, which is in accord with my wishes, PerkinElmer has requested that I continue on a consulting basis to ensure the smooth implementation of the integration plan. I remain as a significant shareholder so I have a financial interest in a very successful organization.

WHERE SHOULD YOU DIRECT YOUR QUESTIONS?

Roberta Kuhn will be your liaison for questions. You will be able to send Roberta your questions by e-mail. She will ensure that those questions are collected and collated, and that responses are received.

INQUIRIES FORM THE MEDIA, PRESS, TRADE JOURNALS, ETC.,

Inquiries should be directed to Wayne Richardson, our IR director. Employees should avoid trying to answer questions about this merger.

                                     Soliciting Material Pursuant to Rule 14a-12
                                     -------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 13, 2001


                           PACKARD BIOSCIENCE COMPANY
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                333-24001                           06-0676652
         (Commission File Number)         (IRS Employer Identification No.)

    800 RESEARCH PARKWAY, MERIDEN, CONNECTICUT               06450
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (203) 238-2351

ITEM 5.  OTHER EVENTS.

On July 16, 2001, Packard BioScience Company (the "Company") and PerkinElmer, Inc. ("PerkinElmer") announced that they had entered into an agreement and plan of merger (the "Merger Agreement"), dated as of July 13, 2001, providing for the merger of the Company and PerkinElmer. If the merger is completed, the Company will become a wholly-owned subsidiary of PerkinElmer, and the holders of the common stock of the Company will be entitled to receive 0.311 of a PerkinElmer share for each of their shares of common stock of the Company.

Certain stockholders of the Company, representing in the aggregate a majority of the Company's outstanding shares, have also entered into a stockholder's and voting agreements with PerkinElmer in connection with the Merger.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, copies of the Stockholder's Agreement and the Voting Agreements are attached hereto as Exhibits 10.1 through 10.8, and a copy of the press release announcing the Merger is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to such exhibits.




c)    Exhibits.

     2.1 Agreement and Plan of Merger, by and among PerkinElmer, Inc., Pablo Acquisition Corp. and Packard BioScience Company, dated as of July 13, 2001. (1)

     10.1 Stockholder's Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Stonington Capital Appreciation 1994 Fund, L.P.

     10.2 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Richard T. McKernan. (1)

     10.3 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Virginia J. McKernan. (1)

     10.4 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Barbara P. Olcott. (1)

     10.5 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Emery G. Olcott. (1)

     10.6 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and the Timothy S. Olcott Trust. (1)

     10.7 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Timothy O. White, Jr. (1)

     10.8 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Franklin R. Witney. (1)

     99.1 Press Release dated February 27, 2001



(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601 (b) (2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                        PACKARD BIOSCIENCE COMPANY




                                         By: /s/ T.O. White
                                            ------------------------------------
                                            Name:  Timothy O. White
                                            Title: Vice President


Date:  July 16, 2001

                                INDEX TO EXHIBITS


Exhibit No.   Description
-----------   -----------

     2.1 Agreement and Plan of Merger, by and among PerkinElmer, Inc., Pablo Acquisition Corp. and Packard BioScience Company, dated as of July 13, 2001. (1)

     10.1 Stockholder's Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Stonington Capital Appreciation 1994 Fund, L.P.

     10.2 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Richard T. McKernan. (1)

     10.3 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Virginia J. McKernan. (1)

     10.4 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Barbara P. Olcott. (1)

     10.5 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Emery G. Olcott. (1)

     10.6 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and the Timothy S. Olcott Trust. (1)

     10.7 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Timothy O. White, Jr. (1)

     10.8 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Franklin R. Witney. (1)

     99.1     Press Release dated February 27, 2001




(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601 (b) (2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                               PERKINELMER, INC.,

                             PABLO ACQUISITION CORP.

                                       AND

                           PACKARD BIOSCIENCE COMPANY

                            DATED AS OF JULY 13, 2001

ARTICLE I  THE MERGER........................................................1
  1.1  Effective Time of the Merger..........................................1
  1.2  Closing...............................................................2
  1.3  Effects of the Merger.................................................2
  1.4  Directors and Officers................................................2

ARTICLE II  CONVERSION OF SECURITIES.........................................2
  2.1  Conversion of Capital Stock...........................................2
  2.2  Exchange of Certificates..............................................4

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................7
  3.1  Organization, Standing and Power; Subsidiaries........................7
  3.2  Capitalization........................................................8
  3.3  Authority; No Conflict; Required Filings and Consents................11
  3.4  SEC Filings; Financial Statements; Information Provided..............12
  3.5  No Undisclosed Liabilities...........................................14
  3.6  Absence of Certain Changes or Events.................................15
  3.7  Taxes................................................................15
  3.8  Owned and Leased Real Properties.....................................16
  3.9  Intellectual Property................................................17
  3.10  Agreements, Contracts and Commitments...............................18
  3.11  Litigation..........................................................19
  3.12  Environmental Matters...............................................19
  3.13  Employee Benefit Plans..............................................22
  3.14  Compliance With Laws................................................24
  3.15  Permits.............................................................25
  3.16  Labor Matters.......................................................25
  3.17  Insurance...........................................................25
  3.18  Warranty............................................................25
  3.19  Customers and Suppliers.............................................25
  3.20  No Existing Discussions.............................................26
  3.21  Opinion of Financial Advisor........................................26
  3.22  Section 203 of the DGCL Not Applicable..............................26
  3.23  Brokers.............................................................26

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE TRANSITORY
              SUBSIDIARY....................................................26
  4.1  Organization, Standing and Power.....................................27
  4.2  Capitalization.......................................................27
  4.3  Authority; No Conflict; Required Filings and Consents................28
  4.4  SEC Filings; Financial Statements; Information Provided..............29
  4.5  No Undisclosed Liabilities...........................................31
  4.6  Absence of Certain Changes or Events.................................31
  4.7  Tax Matters..........................................................31
  4.8  Litigation...........................................................31
  4.9  Intellectual Property................................................31
  4.10  Agreements, Contracts and Commitments...............................32
  4.11  Environmental Matters...............................................32
  4.12  Compliance With Laws................................................32

  4.13  Permits.............................................................32
  4.14  Operations of the Transitory Subsidiary.............................32

ARTICLE V   CONDUCT OF BUSINESS.............................................33
  5.1   Covenants of the Company............................................33
  5.2   Covenants of the Buyer..............................................36
  5.3   Confidentiality.....................................................36

ARTICLE VI   ADDITIONAL AGREEMENTS..........................................37
  6.1   No Solicitation.....................................................37
  6.2   Joint Proxy Statement/Prospectus; Registration Statement............39
  6.3   Nasdaq Quotation....................................................40
  6.4   Access to Information...............................................40
  6.5   Stockholders Meetings...............................................41
  6.6   [Intentionally Omitted].............................................42
  6.7   Legal Conditions to the Merger......................................42
  6.8   Public Disclosure...................................................45
  6.9   Reorganization......................................................45
  6.10  Affiliate Agreements................................................45
  6.11  NYSE Listing........................................................45
  6.12  Employee Matters....................................................45
  6.13  Stockholder Litigation..............................................48
  6.14  Representation on Buyer Board.......................................48
  6.15  Indemnification.....................................................48
  6.16  Notification of Certain Matters.....................................48
  6.17  Exemption from Liability Under Section 16(b)........................49
  6.18  Termination of 401(k) Plan..........................................49

ARTICLE VII   CONDITIONS TO MERGER..........................................50
  7.1   Conditions to Each Party's Obligation To Effect the Merger..........50
  7.2   Additional Conditions to Obligations of the Buyer and the
          Transitory Subsidiary.............................................50
  7.3   Additional Conditions to Obligations of the Company.................52

ARTICLE VIII  TERMINATION AND AMENDMENT.....................................53
  8.1   Termination.........................................................53
  8.2   Effect of Termination...............................................55
  8.3   Fees and Expenses...................................................55
  8.4   Amendment...........................................................58
  8.5   Extension; Waiver...................................................58

ARTICLE IX  MISCELLANEOUS...................................................58
  9.1  Nonsurvival of Representations and Warranties........................58
  9.2  Notices..............................................................58
  9.3  Entire Agreement.....................................................59
  9.4  No Third Party Beneficiaries.........................................59
  9.5  Assignment...........................................................59
  9.6  Severability.........................................................60
  9.7  Counterparts and Signature...........................................60
  9.8  Interpretation.......................................................60
  9.9  Governing Law........................................................61
  9.10  Submission to Jurisdiction..........................................61

  9.11  Remedies............................................................61
  9.12  WAIVER OF JURY TRIAL................................................62


Exhibit A   Form of Stockholder's Agreement
Exhibit B   Persons Subject to Voting Agreements
Exhibit C   Form of Voting Agreement
Exhibit D   Form of Affiliate Agreement

                             TABLE OF DEFINED TERMS

                                                      Reference in
 Terms                                                 Agreement
 -----                                                ------------

 Acquisition Proposal                                 Section 6.1(f)
 Affiliate                                            Section 3.2(d)
 Affiliate Agreement                                  Section 6.10
 Agreement                                            Preamble
 Alternative Acquisition Agreement                    Section 6.1(b)
 Antitrust Laws                                       Section 6.7(b)
 Antitrust Order                                      Section 6.7(b)
 Buyer                                                Preamble
 Buyer Balance Sheet                                  Section 4.4(b)
 Buyer Board                                          Section 4.3(a)
 Buyer Common Stock                                   Section 2.1(c)
 Buyer Disclosure Schedule                            Article IV
 Buyer Intellectual Property                          Section 4.9
 Buyer Material Adverse Effect                        Section 4.1
 Buyer Permits                                        Section 4.13
 Buyer Preferred Stock                                Section 4.2(a)
 Buyer SEC Reports                                    Section 4.4(a)
 Buyer Stockholders Meeting                           Section 3.4(c)
 Buyer Voting Proposal                                Section 6.5(b)
 Certificate of Merger                                Section 1.1
 Certificates                                         Section 2.2(b)
 Closing                                              Section 1.2
 Closing Date                                         Section 1.2
 Code                                                 Recitals
 Company                                              Preamble
 Company Balance Sheet                                Section 3.4(b)
 Company Board                                        Section 3.3(a)
 Company Common Stock                                 Section 2.1(b)
 Company Disclosure Schedule                          Article III
 Company Employee Plans                               Section 3.13(a)
 Company Employees                                    Section 6.12(d)
 Company Insiders                                     Section 6.17(c)
 Company Intellectual Property                        Section 3.9(a)
 Company Leases                                       Section 3.8(c)
 Company Material Adverse Effect                      Section 3.1(a)
 Company Material Contracts                           Section 3.10(a)
 Company Permits                                      Section 3.15
 Company Preferred Stock                              Section 3.2(a)
 Company Rights                                       Section 3.2(b)
 Company SEC Reports                                  Section 3.4(a)
 Company Stock Options                                Section 3.2(b)
 Company Stock Plans                                  Section 3.2(b)

                                                      Reference in
 Terms                                                 Agreement
 -----                                                ------------

 Company Stockholder Approval                         Section 3.3(a)
 Company Stockholders Meeting                         Section 3.4(c)
 Company Voting Proposal                              Section 3.3(a)
 Confidentiality Agreement                            Section 5.3
 Constituent Corporations                             Section 1.3
 Contamination                                        Section 3.12(c)
 DGCL                                                 Recitals
 Divestiture                                          Section 6.7(c)
 EDGAR                                                Section 3.4(a)
 Effective Time                                       Section 1.1
 Employee Benefit Plan                                Section 3.13(a)
 Environmental Law                                    Section 3.12(b)
 ERISA                                                Section 3.13(a)
 ERISA Affiliate                                      Section 3.13(a)
 ESPP                                                 Section 6.12(a)
 Exchange Act                                         Section 3.3(c)
 Exchange Agent                                       Section 2.2(a)
 Exchange Fund                                        Section 2.2(a)
 Exchange Ratio                                       Section 2.1(c)
 GAAP                                                 Section 3.4(b)
 Governmental Entity                                  Section 3.3(c)
 Hazardous Substance                                  Section 3.12(e)
 HSR Act                                              Section 3.3(c)
 indebtedness                                         Section 3.5(b)
 Indemnified Parties                                  Section 6.15(a)
 Insurance Policies                                   Section 3.17
 Intellectual Property                                Section 3.9(a)
 Joint Proxy Statement/Prospectus                     Section 3.4(c)
 Merger                                               Recitals
 Merger Consideration                                 Section 2.1(c)
 New Plans                                            Section 6.12(e)
 NYSE                                                 Section 2.2(e)
 Old Plans                                            Section 6.12(e)
 Outside Date                                         Section 8.1(b)
 Real Estate                                          Section 3.8(a)
 Registration Statement                               Section 3.4(c)
 Regulation MA Filing                                 Section 3.4(c)
 Release                                              Section 3.12(d)
 Representatives                                      Section 6.1(a)
 Rule 145 Affiliate                                   Section 2.2(j)
 SEC                                                  Section 3.3(c)
 Section 16 Information                               Section 6.17(b)
 Securities Act                                       Section 3.3(c)

 Terms                                                Reference in Agreement
 -----                                                ----------------------

 Significant Subsidiary                               Section 3.1(b)
 Specified Time                                       Section 6.1(a)
 Stockholder Designee                                 Section 6.14
 Stockholder's Agreement                              Recitals
 Subsidiary                                           Section 3.1(b)
 Superior Proposal                                    Section 6.1(f)
 Surviving Corporation                                Section 1.3
 Taxes                                                Section 3.7(b)
 Tax Returns                                          Section 3.7(b)
 Transitory Subsidiary                                Recitals
 Voting Agreements                                    Recitals

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of July 13, 2001, is by and among PerkinElmer, Inc., a Massachusetts corporation (the "Buyer"), Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Buyer (the "Transitory Subsidiary"), and Packard BioScience Company, a Delaware corporation (the "Company").

      WHEREAS, the boards of directors of the Buyer and the Company deem it advisable and in the best interests of each corporation and their respective stockholders that the Buyer acquire the Company;

      WHEREAS, the acquisition of the Company shall be effected through a merger (the "Merger") of the Transitory Subsidiary with and into the Company in accordance with the terms of this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"), as a result of which the Company shall become a wholly owned subsidiary of the Buyer;

      WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Buyer's willingness to enter into this Agreement, (i) Stonington Capital Appreciation 1994 Fund, L.P. has entered into a Stockholder's Agreement, dated as of the date of this Agreement, in the form attached hereto as EXHIBIT A (the "Stockholder's Agreement") and (ii) the individuals and entities listed in EXHIBIT B hereto have each entered into Voting Agreements, in the form attached hereto as EXHIBIT C (the "Voting Agreements"), pursuant to which, among other things, such stockholders have agreed to give the Buyer a proxy to vote all of the shares of capital stock of the Company that such stockholders own in favor of the Merger; and

      WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the Buyer, the Transitory Subsidiary and the Company agree as follows:

                                   ARTICLE I

                                   THE MERGER

      1.1 EFFECTIVE TIME OF THE MERGER. Subject to the provisions of this Agreement, prior to the Closing, the Buyer shall prepare, and on the Closing Date or as soon as practicable thereafter the Buyer shall cause to be filed with the Secretary of State of the State of Delaware, a certificate of merger (the "Certificate of Merger") in such form as is required by, and executed by the Surviving Corporation in accordance with, the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of

Delaware or at such later time as is established by the Buyer and the Company and set forth in the Certificate of Merger (the "Effective Time").

     1.2 CLOSING. The closing of the Merger (the "Closing") shall take place at 10:00 a.m., Boston time, on a date to be specified by the Buyer and the Company (the "Closing Date"), which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article VII (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing), at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, unless another date, place or time is agreed to in writing by the Buyer and the Company.

     1.3 EFFECTS OF THE MERGER. At the Effective Time (i) the separate existence of the Transitory Subsidiary shall cease and the Transitory Subsidiary shall be merged with and into the Company (the Transitory Subsidiary and the Company are sometimes referred to herein as the "Constituent Corporations" and the Company following the Merger is sometimes referred to herein as the "Surviving Corporation"), (ii) the Certificate of Incorporation of the Company as in effect on the date of this Agreement shall be amended so that Article FOURTH of such Certificate of Incorporation reads in its entirety as follows: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000, all of which shall consist of common stock, $.01 par value per share," and, as so amended, such Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation, until further amended in accordance with the DGCL and (iii) the By-laws of the Transitory Subsidiary as in effect immediately prior to the Effective Time shall be amended to change all references to the name of the Transitory Subsidiary to refer to the name of the Company, and, as so amended, such By-laws shall be the By-laws of the Surviving Corporation, until further amended in accordance with the DGCL. The Merger shall have the effects set forth in Section 259 of the DGCL.

     1.4 DIRECTORS AND OFFICERS. The directors and officers of the Transitory Subsidiary immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation.

                                 ARTICLE II

                            CONVERSION OF SECURITIES

     2.1 CONVERSION OF CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of the Company or capital stock of the Transitory Subsidiary:

        (a) CAPITAL STOCK OF THE TRANSITORY SUBSIDIARY. Each share of the common stock of the Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, $.01 par value per share, of the Surviving Corporation.

        (b) CANCELLATION OF TREASURY STOCK AND BUYER-OWNED STOCK. All shares of common stock, $.002 par value per share, of the Company ("Company Common Stock") that areowned by the Company as treasury stock or by any wholly owned Subsidiary of the Company and any shares of Company Common Stock owned by the Buyer, the Transitory Subsidiary or any other wholly owned Subsidiary of the Buyer immediately prior to the Effective Time shall be cancelled and shall cease to exist and no stock of the Buyer or other consideration shall be delivered in exchange therefor.

        (c) CONVERSION OF COMPANY COMMON STOCK. Subject to Section 2.2, each share of Company Common Stock (other than shares to be cancelled in accordance with Section 2.1(b)) issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive 0.311 shares (the "Exchange Ratio") of common stock, $1.00 par value per share, of the Buyer ("Buyer Common Stock") upon surrender of the certificate representing such share of Company Common Stock in the manner provided in Section 2.2. The Exchange Ratio is sometimes referred to as the "Merger Consideration." As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pursuant to this Section 2.1(c) and any cash in lieu of fractional shares of Buyer Common Stock to be issued or paid in consideration therefor upon surrender of such certificate in accordance with
Section 2.2, without interest.

       (d) ADJUSTMENTS TO EXCHANGE RATIO. In the event of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Buyer Common Stock or Company Common Stock, as the case may be), reorganization, recapitalization or other like change with respect to Buyer Common Stock or Company Common Stock, as the case may be, occurring (or for which a record date is established) after the date hereof and prior to the Effective Time, the Exchange Ratio shall be proportionately adjusted to reflect fully such event.

      (e) UNVESTED STOCK. At the Effective Time, any Merger Consideration issued or paid in accordance with Section 2.1(c) with respect to any unvested shares of Company Common Stock awarded to employees, directors or consultants pursuant to any of the Company's plans or arrangements and outstanding immediately prior to the Effective Time shall remain subject to the same terms, restrictions and vesting schedule as in effect immediately prior to the Effective Time, except to the extent by their terms such unvested shares of Company Common Stock vest at the Effective Time. The Company shall not take or permit any action which would accelerate vesting of any unvested shares, except to the extent required by their terms as in effect on the date hereof. Copies of the relevant agreements governing such shares and the vesting thereof have been made available to the Buyer. All outstanding rights which the Company may hold immediately prior to the Effective Time to repurchase unvested shares of Company Common

Stock shall be assigned to the Buyer in the Merger and shall thereafter be exercisable by the Buyer upon the same terms and conditions in effect immediately prior to the Effective Time, except that the shares purchasable pursuant to such rights and the purchase price payable per share shall be appropriately adjusted to reflect the Exchange Ratio. The Company shall take all steps necessary to cause the foregoing provisions of this Section 2.1(e) to occur.

         (f) TREATMENT OF COMPANY STOCK OPTIONS. Following the Effective Time, Company Stock Options shall be treated in the manner set forth in Section 6.12.

     2.2 EXCHANGE OF CERTIFICATES. The procedures for exchanging outstanding shares of Company Common Stock for Merger Consideration pursuant to the Merger are as follows:

        (a) EXCHANGE AGENT. As of the Effective Time, the Buyer shall deposit with a bank or trust company designated by the Buyer and reasonably acceptable to the Company (the "Exchange Agent"), for the benefit of the holders of shares of the Company Common Stock, for exchange in accordance with this Section 2.2, through the Exchange Agent, (i) certificates representing that number of whole shares of Buyer Common Stock equal to the aggregate number of shares of Buyer Common Stock issuable pursuant to Section 2.1(c), (ii) cash in an amount sufficient to make payments for fractional shares required pursuant to Section 2.2(e) and (iii) any dividends or distributions to which holders of shares of Company Common Stock may be entitled pursuant to Section 2.2(c). The shares of Buyer Common Stock deposited with the Exchange Agent pursuant to clause (i) above, together with any dividends or distributions with respect thereto with a record date after the Effective Time, and the cash deposited pursuant to clause
(ii) above being hereinafter referred to as the "Exchange Fund."

       (b) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of the Company Common Stock (the "Certificates") whose shares were converted pursuant to Section 2.1 into the right to receive Merger Consideration (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Buyer may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration (plus cash in lieu of fractional shares, if any, of Buyer Common Stock and any dividends or distributions as provided below). Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by the Buyer, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate representing that number of whole shares of Buyer Common Stock which such holder has the right to receive pursuant to Section 2.1(c), (B) cash in an amount sufficient to make payments for fractional shares pursuant to the provisions of Section 2.2(e) and (C) any dividends or distributions pursuant to the provisions of Section 2.2(c), and the Certificate so surrendered shall immediately be cancelled. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, (x) a certificate representing the proper number of shares of Buyer Common Stock issuable pursuant to Section 2.1(c), (y) the proper amount of cash in lieu of fractional shares pursuant to Section 2.2(e) and (z) any dividends or distributions pursuant to Section 2.2(c) may be issued or paid to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (1) the Merger Consideration issuable or payable pursuant to Section 2.1(c), (2) cash in lieu of fractional shares pursuant to
Section 2.2(e) and (3) any dividends or distributions pursuant to Section 2.2(c) as contemplated by this Section 2.2.

       (c) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made after the Effective Time with respect to Buyer Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(e) until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be issued and paid to the record holder of the Certificate, (i) certificates representing whole shares of Buyer Common Stock issued in exchange therefor, (ii) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Buyer Common Stock to which such holder is entitled pursuant to Section 2.2(e) and the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such whole shares of Buyer Common Stock, without interest and (iii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Buyer Common Stock.

      (d) NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. All Merger Consideration issued and paid upon the surrender for exchange of Certificates in accordance with the terms hereof (including any cash or dividends or other distributions paid pursuant to Sections 2.2(c) or 2.2(e)) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such shares of Company Common Stock, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this
Article II.

      (e) NO FRACTIONAL SHARES. No certificate or scrip representing fractional shares of Buyer Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of the Buyer. Notwithstanding any other provision of this Agreement, each holder of shares of Company Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Buyer Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Buyer Common Stock multiplied by the weighted average of the per share selling prices of the Buyer Common Stock on the New York Stock Exchange ("NYSE") during the ten consecutive trading days ending on the last trading day prior to the Effective Time.

     (f) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the holders of Company Common Stock for 180 days after the Effective Time shall be delivered to the Buyer, upon demand, and any holder of Company Common Stock who has not previously complied with this Section 2.2 shall thereafter look only to the Buyer, as a general unsecured creditor, for payment of its claim for Merger Consideration, any cash in lieu of fractional shares of Buyer Common Stock issued pursuant to
Section 2.2(e) and any dividends or distributions issued pursuant to Section 2.2(c).

     (g) NO LIABILITY. To the extent permitted by applicable law, none of the Buyer, the Transitory Subsidiary, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any holder of shares of Company Common Stock or Buyer Common Stock or to any other person for such shares of Buyer Common Stock (or dividends or distributions with respect thereto) delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate shall not have been surrendered prior to one year after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, and any cash in lieu of fractional shares payable to the holder of such Certificate pursuant to Section 2.2(e) or any dividends or distributions payable to the holder of such Certificate pursuant to
Section 2.2(c) would otherwise escheat to or become the property of any Governmental Entity), all such Merger Consideration or cash in lieu of fractional shares, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the Buyer, free and clear of all claims or interest of any person previously entitled thereto.

     (h) WITHHOLDING RIGHTS. Each of the Buyer and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as it reasonably determines that it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable provision of law. To the extent that amounts are so withheld by the Surviving Corporation or the Buyer, as the case may be, and timely paid to the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation or the Buyer, as the case may be.

     (i) LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, any cash in lieu of fractional shares, and unpaid dividends and distributions on shares of Buyer Common Stock deliverable in respect thereof pursuant to this Agreement.

     (j) RULE 145 AFFILIATES. Notwithstanding anything herein to the contrary, Certificates surrendered for exchange by any affiliate of the Company (within the meaning of Rule 145 promulgated under the Securities Act) (each such person, a "Rule 145 Affiliate") shall not be exchanged until the Buyer has received an Affiliate Agreement from such Rule 145 Affiliate.


                                 ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Buyer and the Transitory Subsidiary that the statements contained in this Article III are true and correct, except as expressly set forth herein or in the disclosure schedule delivered by the Company to the Buyer and the Transitory Subsidiary on or before the date of this Agreement (the "Company Disclosure Schedule"). The Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III and the disclosure in any paragraph shall qualify (1) the corresponding paragraph in this Article III and (2) such other paragraphs in this Article III only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other paragraphs.

3.1   ORGANIZATION, STANDING AND POWER; SUBSIDIARIES.

      (a) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, which have not resulted in, and would not reasonably be expected to result in, a Company Material Adverse Effect. For purposes of this Agreement, the term "Company Material Adverse Effect" means any material adverse change, event, circumstance, development or effect on (i) the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) the ability of the Company to consummate the transactions contemplated by this Agreement or (iii) the ability of the Buyer to operate the business of the Company and its Subsidiaries, taken as a whole, immediately after the Closing (as a result of matters occurring prior to the Closing); provided, however, that for purposes of this Agreement, (I) adverse changes in the stock price of the Company in and of itself, as quoted on the Nasdaq National Market, (II) conditions, events or circumstances generally adversely affecting the economies of the countries where the Company and its Subsidiaries operate, the United States securities markets or the life sciences industry, so long as such conditions, events or circumstances do not materially disproportionately affect the Company and its Subsidiaries, taken as a whole, (III) conditions, events or circumstances directly arising out of or directly attributable to (x) a material breach of this Agreement by the Buyer or the Transitory Subsidiary, or (y) the Merger or any other transaction involving the parties hereto contemplated by this Agreement, or (IV) conditions, events or circumstances directly arising out of or directly attributable to the public announcement of this Agreement or the transactions contemplated hereby, shall not be taken into account in determining whether there has been or would be a "Company Material Adverse Effect".

        (b) Neither the Company nor any of its Significant Subsidiaries directly or indirectly owns any equity, membership, partnership or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity, membership, partnership or similar interest in, any corporation, partnership, joint venture, limited liability company or other business association or entity, whether incorporated or unincorporated. Neither the Company, nor any of its Subsidiaries, has, since January 1, 1998, been a general partner or managing member of any general partnership, limited partnership or other entity. Section 3.1(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all of the Company's Subsidiaries and the Company's direct or indirect equity interest therein. As used in this Agreement, (i) the term "Subsidiary" means, with respect to a party, any corporation, partnership, joint venture, limited liability company or other business association or entity, whether incorporated or unincorporated, of which (I) such party or any other Subsidiary of such party is a general partner or a managing member (excluding partnerships, the general partnership interests of which held by such party and/or one or more of its Subsidiaries do not have a majority of the voting interest in such partnership), (II) such party and/or one or more of its Subsidiaries holds voting power to elect a majority of the board of directors or other governing body performing similar functions, or (III) such party and/or one or more of its Subsidiaries, directly or indirectly, owns or controls more than 50% of the equity, membership, partnership or similar interests, and (ii) the term "Significant Subsidiary" means a Subsidiary that would be a "significant subsidiary" as defined in Article I, Rule 1-02 of Regulation S-X of the SEC, as such regulation is in effect on the date hereof, except that all references to 10% in Rule 1-02(w)(1), (2) and (3) shall be deemed to be 3% and references to total assets shall be deemed to include all of the Company's current, long-term and other assets.

        (c) The Company has made available to the Buyer complete and accurate copies of the Certificate of Incorporation and By-laws of the Company and the charter, by-laws or other organizational documents of each Significant Subsidiary of the Company.

3.2   CAPITALIZATION.

        (a) The authorized capital stock of the Company consists of 200,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock, $.01 par value per share ("Company Preferred Stock"). The rights and privileges of each class of the Company's capital stock are as set forth in the Company's Certificate of Incorporation. As of July 5, 2001, (i) 68,625,560 shares of Company Common Stock were issued or outstanding, (ii) 13,256,229 shares of Company Common Stock were held in the treasury of the Company, (iii) no shares of

Company Common Stock were held by Subsidiaries of the Company and (iv) no shares of Company Preferred Stock were issued and outstanding. Other than pursuant to the exercise of Company Stock Options listed on Section 3.2(b) of the Company Disclosure Schedule, the Company has not, since July 5, 2001 through the date of this Agreement, issued any shares of Company Common Stock or Company Preferred Stock. Section 3.2(a) of the Company Disclosure Schedule lists all issued and outstanding shares of Company Common Stock that constitute restricted stock or that are otherwise subject to a repurchase or redemption right or right of first refusal in favor of the Company; the name of the applicable stockholder, the lapsing schedule for any such shares, including the extent to which any such repurchase or redemption right or right of first refusal has lapsed as of the date of this Agreement, whether (and to what extent) the lapsing will be accelerated in any way by the transactions contemplated by this Agreement or by termination of employment or change in position following consummation of the Merger, and whether such holder has the sole power to vote and dispose of such shares.

      (b) Section 3.2(b) of the Company Disclosure Schedule (i) lists the number of shares of Company Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of the date of this Agreement and the plans under which such options were granted (collectively, the "Company Stock Plans") and (ii) sets forth, as of July 10, 2001, a list, complete and accurate in all material respects, of all holders of outstanding options to purchase shares of Company Common Stock (such outstanding options, the "Company Stock Options") under the Company Stock Plans, indicating with respect to each Company Stock Option the number of shares of Company Common Stock subject to such Company Stock Option, the exercise price and the expiration date thereof. Since July 10, 2001 through the date of this Agreement, the Company has not granted any Company Stock Options. The vesting of all unvested Company Stock Options will accelerate in full upon the Effective Time. Section 3.2(b) of the Company Disclosure Schedule shows (A) the number of shares of Company Common Stock reserved for future issuance pursuant to warrants or other outstanding rights to purchase shares of Company Common Stock outstanding as of the date of this Agreement (other than Company Stock Options) (such outstanding warrants or other rights, the "Company Rights") and the agreement or other document under which such Company Rights were granted and (B) sets forth a complete and accurate list of all holders of Company Rights indicating the number and type of shares of Company Common Stock subject to each Company Right, and the exercise price, the date of grant and the expiration date thereof. The Company has provided to the Buyer accurate and complete copies of (x) all Company Stock Plans and (y) the forms of all stock option agreements evidencing all Company Stock Options and Company Rights.

     (c) Except (x) as set forth in this Section 3.2 and (y) as reserved for future grants under Company Stock Plans, (i) there are no equity securities of any class of the Company or any of its Subsidiaries (other than equity securities of any such Subsidiary that are directly or indirectly owned by the Company), or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company or any of its Subsidiaries or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. Neither the Company nor any of its Subsidiaries has outstanding any (A) stock appreciation rights or phantom stock or (B) performance based rights or similar rights or obligations.

       (d) Other than the Stockholder's Agreement and the Voting Agreements, neither the Company nor any of its Affiliates (as such term is defined in Rule 405 promulgated under the Securities Act) (an "Affiliate") is a party to or is bound by any, and to the knowledge of the Company, there are no, agreements or understandings with respect to the voting (including voting trusts and proxies) or sale or transfer (including agreements imposing transfer restrictions) of any shares of capital stock or other equity interests of the Company or any of its Subsidiaries. Except as contemplated by this Agreement, there are no registration rights, and there is no rights agreement, "poison pill" anti-takeover plan or other material agreement or understanding to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of the Company or any of its Subsidiaries or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its Subsidiaries.

       (e) All outstanding shares of Company Common Stock are, and all shares of Company Common Stock subject to issuance as specified in Sections 3.2(b) and 3.2(c) above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company's Certificate of Incorporation or By-laws or any agreement to which the Company is a party or is otherwise bound. There are no obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of the Company Common Stock or the capital stock of the Company or any of its Subsidiaries or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in the Company or any Subsidiary of the Company or any other entity, other than guarantees of bank obligations of Subsidiaries of the Company entered into in the ordinary course of business.

     (f) All of the outstanding shares of capital stock and other equity securities or interests of each of the Company's Significant Subsidiaries are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and all such shares (other than directors' qualifying shares in the case of non-U.S. Subsidiaries, all of which the Company has the power to cause to be transferred for no or nominal consideration to the Buyer or the Buyer's designee) are owned, of record and beneficially, by the Company or another Subsidiary of the Company free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company's voting rights, charges or other encumbrances of any nature.

     (g) No consent of the holders of Company Stock Options is required in connection with the actions contemplated by Section 6.12.

3.3   AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

       (a) The Company has all requisite corporate power and authority to enter into this Agreement and, subject only to the adoption of this Agreement and the approval of the Merger (the "Company Voting Proposal") by the Company's stockholders under the DGCL (the "Company Stockholder Approval"), to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the board of directors of the Company (the "Company Board"), at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger is fair and in the best interests of the Company and its stockholders, (ii) adopted this Agreement in accordance with the provisions of the DGCL, (iii) directed that this Agreement and the Merger be submitted to the stockholders of the Company for their adoption and approval and resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger and (iv) to the extent necessary, adopted a resolution having the effect of causing the Company not to be subject to any state takeover law (including Section 203 of the DGCL) or similar law that might otherwise apply to the Merger and any other transactions contemplated by this Agreement, the Stockholder's Agreement or the Voting Agreements. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company, subject only to the required receipt of the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

       (b) The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or By-laws of the Company or the charter, by-laws, or other organizational document of any Significant Subsidiary of the Company, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any Lien on the Company's or any of its Subsidiary's assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to obtaining the Company Stockholder Approval and compliance with the requirements specified in Section 3.3(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) of this Section 3.3(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or losses as would not, individually or in the aggregate, reasonably be expected to result in a

Company Material Adverse Effect. To the Company's knowledge, Section 3.3(b) of the Company Disclosure Schedule lists all consents, waivers and approvals under any of Company's or any of its Subsidiaries' material agreements, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

       (c) No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any court, arbitration tribunal, administrative agency or commission or other governmental or regulatory authority, agency or instrumentality, foreign or domestic (a "Governmental Entity") is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for (i) the pre-merger notification requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and any consents, approvals and filings required under applicable foreign antitrust laws, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the Secretaries of State of other states in which the Company is qualified as a foreign corporation to transact business, (iii) the filing of the Joint Proxy Statement/Prospectus (as defined in Section 3.4(c)) with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) the filing of such reports, schedules or materials under Section 13 or Rule 14a-12 (or other applicable rule) of the Exchange Act and materials under Rule 165 and Rule 425 (or other applicable rules) of the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and (vi) such other consents, licenses, permits, orders, authorizations, filings, approvals and registrations which, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

         (d) The affirmative vote for adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock on the record date for the Company Stockholder Meeting is the only vote of the holders of any class or series of the Company's capital stock or other securities of the Company necessary to adopt this Agreement and for consummation by the Company of the other transactions contemplated by this Agreement. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote.

    3.4   SEC FILINGS; FINANCIAL STATEMENTS; INFORMATION PROVIDED.

         (a) The Company has filed all registration statements, forms, reports and other documents required to be filed by the Company with the SEC since April 20, 2000, and all such registration statements, forms, reports and other documents are available on the SEC's Electronic Data Gathering Analysis and Retrieval System ("EDGAR"). All such registration statements, forms, reports and other documents (including those that the Company may file after the date hereof until the Closing) are referred to herein as the "Company SEC Reports." The Company SEC Reports (i) were or will be filed on a timely basis, (ii) at the time filed, were or will be prepared in compliance in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports, and (iii) did not or will not at the time they were or are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

       (b) Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Company SEC Reports at the time filed (i) complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were or will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC under the Exchange Act and published rules and regulations of the SEC thereunder) and
(iii) fairly presented or will fairly present in accordance with GAAP the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company and its Subsidiaries, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or will not be material in amount. The consolidated, unaudited balance sheet of the Company as of March 31, 2001 is referred to herein as the "Company Balance Sheet".

      (c) The information related to the Company to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the registration statement on Form S-4 to be filed by the Buyer pursuant to which shares of Buyer Common Stock issued in connection with the Merger shall be registered under the Securities Act (the "Registration Statement"), or for inclusion in any filing pursuant to Rule 165 or Rule 425 (or other applicable rules) under the Securities Act or Rule 14a-12 (or other applicable rules) under the Exchange Act (each a "Regulation MA Filing"), shall not at the time the Registration Statement or any Regulation MA Filing is filed with the SEC, at any time it is amended or supplemented (provided that the filing of such amendment or supplement has been approved by the Company, which approval shall not be unreasonably withheld or delayed), or at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The information related to the Company to be supplied by the Company for inclusion in the joint proxy statement/prospectus to be sent to the stockholders of the Company and the Buyer in connection with the meeting of the Company's stockholders to consider the adoption of this Agreement and the Merger (the "Company Stockholders Meeting") and in connection with the meeting of the Buyer's stockholders (the "Buyer Stockholders Meeting") to consider the issuance of shares of Buyer Common Stock pursuant to the Merger (the "Joint

Proxy Statement/Prospectus") shall not, on the date the Joint Proxy Statement/Prospectus is first mailed to stockholders of the Company or the Buyer, at the time of the Company Stockholders Meeting and the Buyer Stockholders Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement/Prospectus not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders Meeting or the Buyer Stockholders Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to the Company or any of its Affiliates, officers or directors should be discovered by the Company which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement/Prospectus, the Company shall promptly inform the Buyer.

    3.5   NO UNDISCLOSED LIABILITIES.

         (a) Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, and except for normal and recurring liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business, the Company and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, except for any liabilities which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

          (b) Section 3.5(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred and the respective principal amounts outstanding thereunder as of the date of this Agreement. For purposes of this Section 3.5(b), "indebtedness" means, with respect to any person, without duplication, (A) all obligations of such person for borrowed money, or with respect to deposits or advances of any kind to such person, (B) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (C) all obligations of such person upon which interest charges are customarily paid, (D) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (E) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding obligations of such person or creditors for raw materials, inventory, services and supplies incurred in the ordinary course of business), (F) all capitalized lease obligations of such person, (G) all obligations of others secured by any lien on property or assets owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (H) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof), (I) all letters of credit issued for the account of such person, and (J) all guarantees and arrangements having the economic effect of a guarantee by such person of any indebtedness of any other person. All of the outstanding indebtedness of the type described in this Section 3.5(b) of the Company or any of its Subsidiaries may be prepaid by the Company or its Subsidiary at any time without the consent or approval of, or prior notice to, any other person, and without payment of any premium or penalty.

     3.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, since December 31, 2000, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business and, since such date, there has not been: (i) any change, event, circumstance, development or effect that, individually or in the aggregate, has resulted, or would reasonably be expected to result in, a Company Material Adverse Effect; (ii) any material change by the Company or any of its Subsidiaries in its accounting methods not required pursuant to GAAP; or (iii) any other action or event that would have required the consent of the Buyer pursuant to Section 5.1 of this Agreement (other than paragraphs (b), (h) and (i) of Section 5.1) had such action or event occurred after the date of this Agreement.

     3.7   TAXES.

           (a) Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect:

               (i) the Company and each of its Subsidiaries has timely filed all Tax Returns that it was required to file (taking into account applicable extensions), and all such Tax Returns were correct and complete; the Company and each of its Subsidiaries has paid on a timely basis all Taxes that were due (whether or not shown) on any such Tax Returns; the unpaid Taxes of the Company and its Subsidiaries for Tax periods through the date of the Company Balance Sheet do not exceed the accruals and reserves for Taxes set forth on the Company Balance Sheet exclusive of any accruals or reserves for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles; all Taxes attributable to periods commencing after the date of the Company Balance Sheet have arisen (A) in the ordinary course of business and are consistent with regard to type and amount with Taxes incurred in comparable historical periods or (B) pursuant to transactions to which the Buyer has consented in writing pursuant to Section 5.1 hereof; all Taxes that the Company or any of its Subsidiaries is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity;

         (ii) the federal income Tax Returns of the Company and each of its Subsidiaries have been audited by the Internal Revenue Service or are closed by the applicable statute of limitations for all taxable years through the taxable year ended December 31, 1991; no examination or audit of any Tax Return of the Company or any of its Subsidiaries by any Governmental Entity is currently in progress or threatened in writing; neither the Company nor any of its Subsidiaries has been informed in writing by any Governmental Entity that the Governmental Entity believes that the Company or any of its Subsidiaries was required to file any Tax Return that was not filed; neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency;

         (iii) neither the Company nor any of its Subsidiaries: (A) is a "consenting corporation" within the meaning of Section 341(f) of the Code, and none of the assets of the Company or any of its Subsidiaries is subject to an election under Section 341(f) of the Code; (B) has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code; or (C) has any actual or potential liability for any Taxes of any person (other than the Company and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of law in any jurisdiction), or as a transferee or successor, by contract, or otherwise; and

        (iv) the Company has made available to the Buyer correct and complete copies of all material income Tax Returns of the Company and its Subsidiaries together with all related examination reports and statements of deficiency for all periods, unless such periods are closed by the statute of limitations or otherwise; and

         (v) neither the Company nor, to the Company's knowledge, any Subsidiary has distributed to its stockholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company or, to the Company's knowledge, any Subsidiary been distributed, in a transaction to which
Section 355 of the Code applies in the two years prior to the date of this Agreement.

         (b) For purposes of this Agreement, (i) "Taxes" means all taxes, charges, fees, levies or other similar assessments or liabilities, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, services, transfer, withholding, employment, payroll and franchise taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof and
(ii) "Tax Returns" means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

         (c) To the Company's knowledge, after consulting with its advisors, neither the Company nor any Affiliate has taken or agreed to take any action which would prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

3.8   OWNED AND LEASED REAL PROPERTIES.

      (a) Section 3.8(a) of the Company Disclosure Schedule sets forth a complete and accurate list of the addresses of all real property owned by the Company or any Subsidiary (the "Real Estate"). There is no pending or, to the Company's knowledge, threatened condemnation or eminent domain proceeding with respect to the Real Estate, except any such proceedings as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

      (b) All of the buildings, fixtures and other improvements located on the Real Estate are in good operating condition and repair, except where the failure to be in good operating condition and repair would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

      (c) Section 3.8(c) of the Company Disclosure Schedule sets forth a complete and accurate list of all material real property leased, subleased or licensed by the Company or any of its Subsidiaries (collectively "Company Leases") and the location of the premises. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party to any Company Lease, is in default under any Company Lease, except for such defaults as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The Company has made available to the Buyer complete and accurate copies of all Company Leases.

3.9   INTELLECTUAL PROPERTY.

      (a) Other than with respect to software programs that are commercially available on a general basis (except for programs and applications that are commercially available on a general basis at a cost that exceeds $100,000 in any one case or $250,000 in all cases in the aggregate), the Company and its Subsidiaries own, license or otherwise possess legally enforceable rights to use all Intellectual Property used in or necessary to the conduct of the business of the Company and its Subsidiaries, including rights to make, exclude others from using, reproduce, modify, adapt, create derivative works of, translate, distribute (directly or indirectly), transmit, display, perform, license, rent, lease, and, with respect to Intellectual Property owned by the Company, assign and sell such Intellectual Property (the "Company Intellectual Property"), except where the failures to own, license or have rights to use such Company Intellectual Property would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. For purposes of this Agreement, the term "Intellectual Property" means (i) patents, trademarks, service marks, trade names, domain names, copyrights, designs and trade secrets,
(ii) any applications for and registrations of such patents, trademarks, service marks, trade names, domain names, copyrights and designs, (iii) processes, formulae, methods, schematics, technology, know-how, computer software programs and applications (except for programs and applications that are commercially available on a general basis at a cost that does not exceed $100,000 in any one case or $250,000 giving effect to multiple licenses to the same program) and
(iv) other tangible or intangible proprietary or confidential information and material.

        (b) The execution and delivery of this Agreement and consummation of the Merger will not result in the breach of, or create on behalf of any third party the right to terminate or modify, any license, sublicense or other agreement relating to any Company Intellectual Property or any software programs that are commercially available on a general basis, including software that is used in the manufacture of, incorporated in, or forms a part of any product or service sold by or expected to be sold by the Company or any of its Subsidiaries, except for such breaches and rights to terminate or modify as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Section

3.9(b) of the Company Disclosure Schedule sets forth a complete and accurate list of the Company's issued patents, registered trademarks and material license agreements.

        (c) Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (i) all patents and registrations and applications for registered trademarks, service marks and copyrights which are held by the Company or any of its Subsidiaries are valid and subsisting and (ii) the Company and its Subsidiaries have taken reasonable measures to protect the proprietary nature of the Company Intellectual Property. To the knowledge of the Company, no other person or entity is infringing, violating or misappropriating any of the Company Intellectual Property, except for infringements, violations or misappropriations which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

        (d) None of the (i) products sold by the Company or any of its Subsidiaries or (ii) business or activities conducted by the Company or any of its Subsidiaries infringes, violates or constitutes a misappropriation of, or infringed, violated or constituted a misappropriation of, any Intellectual Property of any third party (including any software programs and applications that are commercially available), except for infringements, violations or misappropriations which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written (and has no knowledge of any) complaint, claim or notice alleging any such infringement, violation or misappropriation.

     3.10  AGREEMENTS, CONTRACTS AND COMMITMENTS.

          (a) There are no contracts, agreements or instruments that are material to the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (collectively, the "Company Material Contracts"), that have not been filed as exhibits to the Company SEC Reports filed prior to the date of this Agreement. The Company has made available to the Buyer complete and accurate copies of the Company Material Contracts. Each Company Material Contract is in full force and effect and is enforceable in accordance with its terms, except for such failures to be in full force and effect and enforceable as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party to any Company Material Contract is in violation of or in default under (nor does there exist any condition which, upon the passage of time or the giving of notice or both, would cause such a violation of or default under) any Company Material Contract, except for such violations and defaults as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

         (b) Except as set forth in the Company SEC Reports filed prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has entered into any transaction with any director, officer or other Affiliate of the Company or any of its Subsidiaries or any transaction that would be subject to proxy statement disclosure pursuant to Item 404 of Regulation S-K.

         (c) Except for field of use or territorial limits on the rights granted by third parties to the Company or its Subsidiaries set forth in the agreements or instruments granting such rights, (i) there is no non-competition or other similar agreement, commitment, judgment, injunction or order to which the Company or any of its Subsidiaries is a party or subject that has or could reasonably be expected to have the effect of prohibiting or materially impairing the conduct of the business by the Company or any of its Subsidiaries, taken as a whole, and (ii) neither the Company nor any of its Subsidiaries has entered into (or is otherwise bound by) any agreement under which it is restricted, in any material respects, from selling, licensing or otherwise distributing any of its technology or products, or providing its services, to customers or potential customers or any class of customers, in any geographic area, during any period of time.

         (d) To the Company's knowledge, neither the Company nor any of its Subsidiaries is a party to any agreement under which a third party would be entitled to receive a license or any other right to intellectual property of the Buyer or any of the Buyer's Affiliates (other than the Company and its Subsidiaries) as a result of the consummation of the transactions contemplated by this Agreement.

    3.11 LITIGATION. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, there is no (i) action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or (ii) judgment, order or decree outstanding against the Company or any of its Subsidiaries, except for (x) actions, suits, proceedings, claims, arbitrations and investigations and (y) judgments, orders and decrees which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    3.12  ENVIRONMENTAL MATTERS.

          (a) Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement and except for such matters which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect:

              (i) the Company and each of its Subsidiaries have at all times complied with, and are not currently in violation of, any applicable Environmental Laws;

              (ii) the Company and each of its Subsidiaries have all permits, licenses and approvals required under Environmental Laws to operate and conduct their respective businesses as currently operated and conducted;

              (iii) to the Company's knowledge, there is no Contamination of or at the properties currently owned, leased or operated by the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures);

               (iv) to the Company's knowledge, there was no Contamination of or at the properties formerly owned, leased or operated by the Company or any of its Subsidiaries prior to or during the period of time such properties were owned, leased or operated by the Company or any of its Subsidiaries;

                (v) to the Company's knowledge, neither the Company nor any of its Subsidiaries are subject to liability for a Release of any Hazardous Substance or Contamination on the property of any third party;

               (vi) to the Company's knowledge, neither the Company nor any of its Subsidiaries have Released any Hazardous Substance to the environment;

              (vii) to the Company's knowledge, neither the Company nor any of its Subsidiaries has received any written (or has knowledge of any) notice, demand, letter, claim or request for information, nor is the Company or any of its Subsidiaries aware of any pending or threatened notice, demand, letter, claim or request for information, alleging that the Company or any of its Subsidiaries may be in violation of, liable under or have obligations under any Environmental Law;

             (viii) neither the Company nor any of its Subsidiaries is subject to any written (or has any knowledge of any) orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any written indemnity or other agreement with any third party relating to liabilities or obligations under any Environmental Law or relating to Hazardous Substances;

               (ix) to the Company's knowledge, there are no circumstances or conditions involving the Company or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, obligations, investigations, costs or restrictions on the ownership, use or transfer of any property of the Company or any of its Subsidiaries pursuant to any Environmental Law;

                (x) to the knowledge of the Company, none of the properties currently or formerly owned, leased or operated by the Company or any of its Subsidiaries is listed in the National Priorities List or any other list, schedule, log, inventory or record maintained by any federal, state, local or foreign governmental agency with respect to sites from which there is or has been a Release of any Hazardous Substance or any Contamination;

               (xi) to the knowledge of the Company, none of the properties currently or formerly owned, leased or operated by the Company or any of its Subsidiaries is or was ever used as a landfill, dump or other disposal, storage, transfer or handling area for Hazardous Substances, excepting, however, for the routine storage and use of Hazardous Substances from time to time in the ordinary course of business, in compliance with Environmental Laws and in compliance with good commercial practice;

               (xii) to the knowledge of the Company, there are no underground or above ground storage tanks (whether or not currently in use), urea-formaldehyde materials, asbestos, asbestos containing materials, polychlorinated biphenyls (PCBs) or nuclear fuels or wastes, located on or under any of the properties currently or formerly owned, leased or operated by the Company or any of its Subsidiaries, and no underground tank previously located on these properties has been removed therefrom; and

              (xiii) there are no liens against any of the properties currently owned, leased or operated by the Company or any of its Subsidiaries arising under any Environmental Law.

          (b) For purposes of this Agreement, "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement of any jurisdiction relating to: (i) the protection, investigation or restoration of the environment, human health and safety, or natural resources, (ii) the handling, use, storage, treatment, manufacture, transportation, presence, disposal, release or threatened release of any Hazardous Substance or (iii) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

          (c) For purposes of this Agreement, "Contamination" means the presence of, or Release on, under, from or to, any property of any Hazardous Substance, except the routine storage and use of Hazardous Substances from time to time in the ordinary course of business, in compliance with Environmental Laws and in compliance with good commercial practice.

          (d) For purposes of this Agreement, "Release" or "Released" means the spilling, leaking, disposing, discharging, emitting, depositing, injecting, leaching, escaping or any other release, however defined, and whether intentional or unintentional, of any Hazardous Substance. The term "Release" shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         (e) For purposes of this Agreement, "Hazardous Substance" means any substance that is: (A) listed, classified, regulated or which falls within the definition of a "hazardous substance," "hazardous waste" or "hazardous material" pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint, pipes or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (C) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

        (f) The Company has made available to the Buyer complete and accurate copies of all documents that contain any material environmental reports, investigations, site assessments or audits relating to premises currently or previously owned, leased or operated by the Company or any of its Subsidiaries (whether conducted by or on behalf of the Company or any of its Subsidiaries or a third party, and whether done at the initiative of the Company or any of its Subsidiaries or directed by a Governmental Entity or other third party) which were issued or conducted since January 1, 1996 and of which the Company or any of its Subsidiaries has possession or over which the Company or any of its Subsidiaries has control. Notwithstanding the foregoing, to the Company's knowledge, any and all material documents relating to the facilities located in Groningen, The Netherlands, of the nature specified in the first sentence of this Section 3.12(f), are listed on Section 3.12(f) of the Company Disclosure Schedule without regard to the date of preparation. A complete and accurate copy of each such document has been made available to the Buyer.

     3.13 EMPLOYEE BENEFIT PLANS.

          (a) Section 3.13(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by the Company or any of the Company's Subsidiaries (together, the "Company Employee Plans"). For purposes of this Agreement, the following terms shall have the following meanings: (i) "Employee Benefit Plan" means any "employee pension benefit plan" (as defined in Section 3(2) of ERISA), any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and any other plan, agreement or arrangement providing direct or indirect compensation, including insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation and all unexpired severance agreements, for the benefit of, or relating to, any current or former employee of the Company or any of its Subsidiaries or; (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended; and (iii) "ERISA Affiliate" means any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or a Subsidiary.

          (b) With respect to each Company Employee Plan, the Company has furnished to the Buyer, a complete and accurate copy of (i) such Company Employee Plan (or a written summary of any unwritten plan), (ii) the most recent annual report (Form 5500) filed with the IRS, if any, (iii) each trust agreement, group annuity contract and summary plan description, if any, relating to such Company Employee Plan, (iv) the most recent financial statements for each Company Employee Plan that is funded, (v) all personnel, payroll and employment manuals and policies, and (vi) all employee handbooks.

         (c) Each Company Employee Plan has been administered in all material respects in accordance with ERISA, the Code and all other applicable laws and the regulations thereunder (including without limitation Section 4980 B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and
Section 701 et seq. of ERISA) and in accordance with its terms and each of the Company, the Company's Subsidiaries and their ERISA Affiliates has in all material respects met its obligations with respect to such Company Employee Plan and has made all required contributions thereto (or reserved such contributions on the Company Balance Sheet). All material filings and reports as to each Company Employee Plan required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been timely submitted. With respect to the Company Employee Plans, no event has occurred, and to the knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any of its Subsidiaries could be subject to any material liability under ERISA, the Code or any other applicable law.

         (d) With respect to the Company Employee Plans, there are no material benefit obligations for which contributions have not been made or properly accrued and there are no material benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of the Company. The assets of each Company Employee Plan which is funded are reported, in all material respects, at their fair market value on the books and records of such Employee Benefit Plan.

         (e) All the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Company Employee Plans are qualified and the plans and trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and, to the knowledge of the Company, revocation has not been threatened, and no such Employee Benefit Plan has been amended or operated since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or require corrections that would result in material liability to the Company or any of its Subsidiaries. Each Company Employee Plan which is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies in all material respects the requirements of Section 401(k)(3) and Section 401(m)(2) of the Code, as the case may be, for each plan year ending prior to the Closing Date.

         (f) Neither the Company, any of the Company's Subsidiaries nor any of their ERISA Affiliates has (i) ever maintained a Company Employee Plan which was ever subject to Section 412 of the Code or Title IV of ERISA or (ii) at any time within the last six years been obligated to contribute to a "multi-employer plan" (as defined in Section 4001(a)(3) of ERISA). Neither the Company nor any ERISA Affiliate has incurred any liability to any multi-employer plan which has not been satisfied in full. No Company Employee Plan is funded by, associated with or related to a "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code. No Company Employee Plan holds securities issued by the Company, any of the Company's Subsidiaries or any of their ERISA Affiliates.

        (g) Each Company Employee Plan, other than any Company Employee Plan that is an individual agreement or an equity compensation plan, is amendable and terminable unilaterally by the Company and any of the Company's Subsidiaries party thereto or covered thereby at any time without material liability, including liability for surrender charges, deferred sales charges and the like, but excluding benefits accrued through the date of amendment or termination, to the Company or any of its Subsidiaries as a result thereof and no such Company Employee Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company or any of the Company's Subsidiaries party thereto or covered thereby from amending or terminating any such Company Employee Plan.

        (h) Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any oral or written (i) agreement with any stockholders, director, executive officer or other key employee of the Company or any of its Subsidiaries (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company or any of its Subsidiaries of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of or directorship of such director, executive officer or key employee; or (ii) agreement or plan binding the Company or any of its Subsidiaries, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan or severance benefit plan, any of the benefits of which shall be increased, or the vesting of the benefits of which shall be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which shall be calculated on the basis of any of the transactions contemplated by this Agreement.

       (i) None of the Company Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person, except as required by applicable law.

       (j) There is no action, suit, proceeding, claim, arbitration, audit or investigation pending or to the knowledge of the Company, threatened, with respect to any Company Employee Plan, other than claims for benefits in the ordinary course, that would reasonably be expected to result in liability to the Company or to such Company Employee Plan.

       (k) Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, each Company Employee Plan maintained outside the United States is in compliance, and the books and records thereof are maintained in compliance, with all applicable laws, rules and regulations of the jurisdiction in which such Company Employee Plan is maintained.

       (l) Section 3.13(l) of the Company Disclosure Schedule lists each country in which the Company or any of its Affiliates has operations and the approximate number of employees in each such country.

       (m) Neither the Company nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that may be treated as an "excess parachute payment" as defined in Section 280G of the Code determined without regard to Section 280G(b)(4) of the Code. The Company has provided to the Buyer such accurate information as shall be necessary to enable the Buyer to calculate any excise tax due under Section 4999 of the Code as a result of the transactions contemplated by this Agreement for which the Company or the Buyer may directly or indirectly become liable, and the amount of deductions that may be disallowed under Section 280G of the Code as a result of the transactions contemplated by this Agreement.

       3.14 COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries have complied with, are not in violation of, and have not received any notice alleging any violation with respect to, any applicable provisions of any foreign, federal, state or local statute, law or regulation applicable to the conduct of its business, or the ownership or operation of its properties or assets, except for such failures to comply, violations and notices as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

       3.15 PERMITS. The Company and each of its Subsidiaries have all permits, licenses and franchises from Governmental Entities necessary for the conduct of their businesses (the "Company Permits"), except for such permits, licenses and franchises the failure to have which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries are in compliance with the terms of the Company Permits, and (ii) no Company Permit shall cease to be effective as a result of the consummation of transactions contemplated by this Agreement.

       3.16 LABOR MATTERS. Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. To the Company's knowledge, there is no material pending or threatened (i) labor strike, or (ii) dispute, walkout, work stoppage, slow-down, lockout or organizational effort involving the Company or any of its Subsidiaries.

       3.17 INSURANCE. To the Company's knowledge, each of the Company and its Subsidiaries maintains insurance policies (the "Insurance Policies") with reputable insurance carriers against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses. Section 3.17 of the Company Disclosure Schedule sets forth the insurance coverages maintained by the Company and its Subsidiaries and a history of any claims made and claims paid since January 1, 1998. Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (i) each Insurance Policy is in full force and effect and is valid, outstanding and enforceable, and all premiums due thereon have been paid in full, (ii) none of the Insurance Policies shall terminate or lapse (or be affected in any other adverse manner) by reason of the transactions contemplated by this Agreement, (iii) the Company and each of its Subsidiaries have complied with the provisions of each Insurance Policy under which it is the insured party, (iv) no insurer under any Insurance Policy has canceled or generally disclaimed liability under any such policy or indicated any intent to do so or not to renew any such policy and (v) all claims under the Insurance Policies have been filed in a timely fashion.

      3.18 WARRANTY. The Company has no reason to believe that the warranty costs of it and its Subsidiaries will materially increase as a percentage of their consolidated revenues in the future (assuming that management of the Company and its Subsidiaries following the Closing will be undertaken in a manner consistent with past practice). To the Company's knowledge, since January 1, 1998, the Company and its Subsidiaries have not performed warranty service with respect to any particular product or product line materially in excess of the warranty service typically required to be performed with respect to the products and product lines of the Company and its Subsidiaries taken as a whole (the Buyer acknowledging that the Company and its Subsidiaries do not track or record warranty service on a product or product line basis).

       3.19 CUSTOMERS AND SUPPLIERS. No customer (including any Affiliate thereof) of the Company or any of its Subsidiaries represented 5% or more of the Company's consolidated revenues in the fiscal year ended December 31, 2000 or in the three-month period ended

March 31, 2001. No supplier of the Company or any of its Subsidiaries whose failure to continue to be a supplier of the Company or its Subsidiaries would reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect has indicated to the Company or any of its Subsidiaries that it will stop, or materially decrease the rate of, supplying materials, products or services to them.

      3.20 NO EXISTING DISCUSSIONS. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal.

      3.21 OPINION OF FINANCIAL ADVISOR. The financial advisor of the Company, JP Morgan Chase & Co., has delivered to the Company an opinion dated the date of this Agreement to the effect, as of such date, that the Merger Consideration is fair to the holders of the Company Common Stock from a financial point of view, a signed copy of which opinion has been delivered to the Buyer.

      3.22 SECTION 203 OF THE DGCL NOT APPLICABLE. The Company Board has taken all actions necessary so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in Section 203) shall not apply to the execution, delivery or performance of this Agreement, the Stockholder's Agreement, the Voting Agreements or the consummation of the Merger or the other transactions contemplated by this Agreement, the Stockholder's Agreement or the Voting Agreements.

      3.23 BROKERS. No agent, broker, investment banker, financial advisor or other firm, or person is or shall be entitled, as a result of any action, agreement or commitment of the Company or any of its Affiliates, to any broker's, finder's, financial advisor's or other similar fee or commission in connection with any of the transactions contemplated by this Agreement, except JP Morgan Chase & Co., whose fees and expense shall be paid by the Company.

                                  ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE

                              TRANSITORY SUBSIDIARY

      The Buyer and the Transitory Subsidiary represent and warrant to the Company that the statements contained in this Article IV are true and correct, except as expressly set forth herein or in the disclosure schedule delivered by the Buyer and the Transitory Subsidiary to the Company on or before the date of this Agreement (the "Buyer Disclosure Schedule"). The Buyer Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and the disclosure in any paragraph shall qualify (1) the corresponding paragraph in this Article IV and (2) such other paragraphs in this Article IV only to the extent that it is reasonably apparent from a reading of such document that it also qualifies or applies to such other paragraphs.

     4.1 ORGANIZATION, STANDING AND POWER. Each of the Buyer and the Transitory Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, which have not resulted in, and would not reasonably be expected to result in a Buyer Material Adverse Effect. For purposes of this Agreement, the term "Buyer Material Adverse Effect" means any material adverse change, event, circumstance, development or effect on (i) the business, financial condition, or results of operations of the Buyer and its Subsidiaries, taken as a whole, or (ii) the ability of the Buyer or the Transitory Subsidiary to consummate the transactions contemplated by this Agreement; provided, however, that for purposes of this Agreement, (I) adverse changes in the stock price of the Buyer in and of itself, as quoted on the New York Stock Exchange, (II) conditions, events or circumstances generally adversely affecting the economies of the countries where the Buyer and its Subsidiaries operate, the United States securities markets or the industries in which the Buyer operates, so long as such conditions, events or circumstances do not materially disproportionately affect the Buyer and its Subsidiaries, taken as a whole, (III) conditions, events or circumstances directly arising out of or directly attributable to (x) a material breach of this Agreement by the Company or (y) the Merger or any other transaction involving the parties hereto contemplated by this Agreement, or (IV) conditions, events or circumstances directly arising out of or directly attributable to the public announcement of this Agreement or the transactions contemplated hereby, shall not be taken into account in determining whether there has been or would be a "Buyer Material Adverse Effect".

     4.2 CAPITALIZATION.

         (a) The authorized capital stock of the Buyer consists of 300,000,000 shares of Buyer Common Stock and 1,000,000 shares of preferred stock, $1.00 par value per share (the "Buyer Preferred Stock"), of which 70,000 shares of Buyer Preferred Stock are designated Series C Junior Participating Preferred Stock. The rights and privileges of each class of Buyer's capital stock are set forth in the Buyer's Articles of Organization. As of the close of business on July 10, 2001, 101,327,183 shares of Buyer Common Stock were issued and outstanding and no shares of Buyer Preferred Stock were issued and outstanding. Other than pursuant to the exercise of options under the Buyer's stock option plans, the Buyer has not, since July 10, 2001 through the date of this Agreement, issued any shares of Buyer Common Stock or Buyer Preferred Stock. All shares of Buyer Common Stock issuable pursuant to Section 2.1(c) in connection with the Merger, when issued on the terms and conditions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Massachusetts Business Corporation Law, the Buyer's Articles of Organization or By-laws or any agreement to which the Buyer is a party or is otherwise bound.

         (b) As of the date of this Agreement, except (x) as set forth in
Section 4.2 of the Buyer Disclosure Schedule and (y) as reserved for future issuance under options outstanding as of the date of this Agreement or for future grants under stock option plans of the Buyer existing as of the date of this Agreement, (i) there are no equity securities of any class of the Buyer, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Buyer is a party or by which the Buyer is bound obligating the Buyer to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Buyer or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests. As of the date of this Agreement, the Buyer has no (A) stock appreciation rights or phantom stock or (B) performance based rights or similar rights or obligations outstanding.

         (c) As of the date of this Agreement, there are no obligations, contingent or otherwise, of the Buyer to repurchase, redeem or otherwise acquire any shares of Buyer Common Stock or other capital stock of the Buyer.

     4.3 AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

        (a) Each of the Buyer and the Transitory Subsidiary has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the board of directors of the Buyer (the "Buyer Board"), at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger is fair and in the best interests of the Buyer and its stockholders and (ii) resolved to recommend the Buyer Voting Proposal to the Buyer's stockholders. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Buyer and the Transitory Subsidiary have been duly authorized by all necessary corporate action on the part of each of the Buyer and the Transitory Subsidiary (including the approval of the Merger by the Buyer in its capacity as the sole stockholder of the Transitory Subsidiary), subject only to the approval of the Buyer Voting Proposal (as defined in Section 6.5(b)) by the stockholders of the Buyer. This Agreement has been duly executed and delivered by each of the Buyer and the Transitory Subsidiary and constitutes the valid and binding obligation of each of the Buyer and the Transitory Subsidiary, enforceable in accordance with its terms.

     (b) The execution and delivery of this Agreement by each of the Buyer and the Transitory Subsidiary does not, and the consummation by the Buyer and the Transitory Subsidiary of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Articles of Organization or By-laws of the Buyer or the Certificate of Incorporation or By-laws of the Transitory Subsidiary, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any

Lien on the Buyer's or the Transitory Subsidiary's assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which the Buyer or the Transitory Subsidiary is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to compliance with the requirements specified in Section 4.3(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Buyer or the Transitory Subsidiary or any of its or their properties or assets, except in the case of clauses (ii) and (iii) of this Section 4.3(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or losses as would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect.

      (c) No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Buyer or the Transitory Subsidiary in connection with the execution and delivery of this Agreement by the Buyer of the Transitory Subsidiary or the consummation by the Buyer or the Transitory Subsidiary of the transactions contemplated by this Agreement, except for (i) the pre-merger notification requirements under the HSR Act, and any consents, approvals and filings required under applicable foreign antitrust laws, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the Secretaries of State of other states in which the Company is qualified as a foreign corporation to transact business, (iii) the filing of the Registration Statement and Joint Proxy Statement/Prospectus with the SEC in accordance with the Securities Act and the Exchange Act, (iv) the filings of such reports or schedules under Section 13 or Rule 14a-12 (or other applicable rules) of the Exchange Act and materials under Rule 165 and Rule 425 (or other applicable rules) of the Securities Act as may be required in connection with this Agreement and the transactions contemplated hereby, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws, (vi) any consents, authorizations, approvals, filings or exemptions required by the rules of the New York Stock Exchange with respect to the shares of Buyer Common Stock issuable in connection with the Merger and (vii) such other consents, licenses, permits, orders, authorizations, filings, approvals and registrations which, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect. The affirmative vote for the approval of the issuance of shares of Buyer Common Stock to be issued in the Merger by the holders of a majority of the shares of Buyer Common Stock voted at the Buyer Stockholders Meeting at which a quorum of the holders of the outstanding shares of Buyer Common Stock on the record date for the Buyer Stockholders Meeting is the only vote of the holders of any class or series of the Buyer's capital stock or other securities of the Buyer necessary to approve the consummation by the Buyer of the transactions contemplated by this Agreement.

     4.4 SEC FILINGS; FINANCIAL STATEMENTS; INFORMATION PROVIDED.

         (a) The Buyer has filed all registration statements, forms, reports and other documents required to be filed by the Buyer with the SEC since January 1, 1998 and all such registration statements, forms, reports and other documents are available on EDGAR. All such registration statements, forms, reports and other documents (including those that the Buyer may file after the date hereof until the Closing) are referred to herein as the "Buyer SEC Reports." The Buyer SEC Reports (i) were or will be filed on a timely basis, (ii) at the time filed, were or will be prepared in compliance in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Buyer SEC Reports, and
(iii) did not or will not at the time they were or are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Buyer SEC Reports or necessary in order to make the statements in such Buyer SEC Reports, in the light of the circumstances under which they were made, not misleading.

        (b) Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Buyer SEC Reports at the time filed (i) complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC under the Exchange Act and the published rules and regulations of the SEC thereunder) and (iii) fairly presented or will fairly present in accordance with GAAP the consolidated financial position of the Buyer and its Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Buyer and its Subsidiaries, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The consolidated, unaudited balance sheet of the Buyer as of April 1, 2001 is referred to herein as the "Buyer Balance Sheet".

       (c) The information in the Registration Statement (except for information supplied by the Company for inclusion in the Registration Statement, as to which the Buyer makes no representation and which shall not constitute part of the Buyer SEC Reports for purposes of this Agreement) shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading. The information related to the Buyer to be supplied by or on behalf of the Buyer for inclusion or incorporation by reference in the Joint Proxy Statement/Prospectus shall not, on the date the Joint Proxy Statement/Prospectus is first mailed to stockholders of the Buyer or the Company, at the time of the Buyer Stockholders Meeting and the Company Stockholders Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement/Prospectus not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Buyer Stockholders Meeting or the Company Stockholders Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to the Buyer or any of its Affiliates, officers or directors should be discovered by the Buyer which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement/Prospectus, the Buyer shall promptly inform the Company.

     4.5 NO UNDISCLOSED LIABILITIES. Except as disclosed in the Buyer SEC Reports filed prior to the date of this Agreement, and except for normal and recurring liabilities incurred since the date of the Buyer Balance Sheet in the ordinary course of business, the Buyer and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, except for any liabilities which would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect. For purposes of this Agreement, the incurrence of indebtedness for money borrowed by the Buyer or any of its Subsidiaries shall not be treated as causing a Buyer Material Adverse Effect.

      4.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Buyer SEC Reports filed prior to the date of this Agreement, since the date of the Buyer Balance Sheet, there has not been (i) any change, event, circumstance, development or effect that would, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect; or (ii) any material change by the Buyer or any of its Subsidiaries in its accounting methods not required pursuant to GAAP.

     4.7 TAX MATTERS. To the Buyer's knowledge, after consulting with its advisors, neither the Buyer nor any of its Affiliates has taken or agreed to take any action which would prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

     4.8 LITIGATION. Except as would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect, as of the date hereof (i) there is no action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of the Buyer, threatened against or affecting the Buyer or any of its Subsidiaries and (ii) there are no judgments, orders or decrees outstanding against the Buyer or any of its Subsidiaries.

     4.9 INTELLECTUAL PROPERTY. Other than with respect to software programs that are commercially available on a general basis, the Buyer and its Subsidiaries own, license or otherwise possess legally enforceable rights to use all Intellectual Property used in or necessary to the conduct of the business of the Buyer and its Subsidiaries (the "Buyer Intellectual Property"), except where the failure to own, license or have rights to use such Buyer Intellectual Property would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect. None of the (i) products sold by the Buyer or any of its Subsidiaries or (ii) business or activities conducted by the Buyer or any of its Subsidiaries infringes, violates or constitutes a misappropriation of, or infringed, violated or constituted a misappropriation of, any Intellectual Property of any third party (including any software programs and applications that are commercially available), except for infringements, violations or misappropriations which would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect.

     4.10 AGREEMENTS, CONTRACTS AND COMMITMENTS. As of the date of this Agreement, there are no contracts, agreements or instruments that are material to the business, financial condition or results of operations of the Buyer and its Subsidiaries, taken as a whole, that have not been filed as exhibits to the Buyer SEC Reports.

     4.11 ENVIRONMENTAL MATTERS.

          (a) Except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect:

              (i) the Buyer and each of its Subsidiaries have at all times complied with, and are not currently in violation of, any applicable Environmental Laws;

             (ii) the Buyer and each of its Subsidiaries have all permits, licenses and approvals required under Environmental Laws to operate and conduct their respective businesses as currently operated and conducted; and

             (iii) to the Buyer's knowledge, there is no Contamination of or at the properties currently owned, leased or operated by the Buyer or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures).

      4.12 COMPLIANCE WITH LAWS. The Buyer and each of its Subsidiaries have complied with, are not in violation of, and have not received any notice alleging any violation with respect to, any applicable provisions of any foreign, federal, state or local statute, law or regulation applicable to the conduct of its business, or the ownership or operation of its properties or assets, except for such failures to comply, violations and notices as would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect.

     4.13 PERMITS. The Buyer and each of its Subsidiaries have all permits, licenses and franchises from Governmental Entities necessary for the conduct of their businesses (the "Buyer Permits"), except for such permits, licenses and franchises the failure to have which would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect, (i) the Buyer and each of its Subsidiaries are in compliance with the terms of the Buyer Permits, and (ii) no Buyer Permit shall cease to be effective as a result of the consummation of transactions contemplated by this Agreement.

     4.14 OPERATIONS OF THE TRANSITORY SUBSIDIARY. The Transitory Subsidiary was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted and will conduct (through and including the Effective Time) its operations only as contemplated by this Agreement.

                                    ARTICLE V

                               CONDUCT OF BUSINESS

     5.1 COVENANTS OF THE COMPANY. Except as expressly provided herein or as consented to in writing by the Buyer, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, act and carry on its business in the ordinary course of business and use commercially reasonable efforts, consistent with past practices, to maintain and preserve its and each Subsidiary's business organization, assets and properties, keep available the services of its present officers and employees and preserve its advantageous business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it. Without limiting the generality of the foregoing, except as expressly set forth in Section 5.1 of the Company Disclosure Schedule, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do any of the following without the prior written consent of the
Buyer:

     (a) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent); (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities; or (C) purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire any such shares or other securities;

     (b) except as permitted by Section 5.1(n), issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities (other than the issuance of shares of Company Common Stock upon the exercise of Company Stock Options or Company Rights outstanding on the date of this Agreement in accordance with their present terms or granted hereafter as permitted by Section 5.1(n));

     (c) amend its certificate of incorporation, by-laws or other comparable charter or organizational documents, except as expressly provided by this Agreement;

     (d) acquire by merging or consolidating with, or by purchasing all or a substantial portion of the assets or any stock of, or by any other manner, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof;

     (e) except for the sale of inventory in the ordinary course of business, sell, lease, license, pledge, encumber, dispose of or otherwise transfer any assets (including any intellectual property, contracts or stock of the Company's Subsidiaries) material to the Company and its Subsidiaries, taken as a whole that have a value in excess of $1,000,000;

     (f) adopt or implement any stockholder rights plan;

     (g) except for a confidentiality agreement as permitted by Section 6.1, enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of the Company or any of its Subsidiaries (other than sales of inventory in the ordinary course of business);

     (h) (A) have indebtedness for borrowed money at any time outstanding in excess of $125 million in the aggregate on a consolidated basis, (B) issue, sell or amend any debt securities or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, (C) make any loans, advances (other than routine advances to employees in the ordinary course of business) or capital contributions to, or investment in, any other person, other than the Company or any of its direct or indirect wholly owned Subsidiaries or (D) except in the ordinary course of business consistent with past practice, enter into any hedging agreement or other financial agreement or arrangement designed to protect the Company or its Subsidiaries against fluctuations in commodities prices or exchange rates;

     (i) make any capital expenditures or other expenditures with respect to property, plant or equipment for the Company and its Subsidiaries other than as set forth in the Company's capital expenditure budget attached hereto as Section 5.1(i) of the Company Disclosure Schedule;

     (j) make any changes in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or, except as so required, change any method of calculating any bad debt, contingency or other reserve;

     (k) except as expressly permitted in Section 6.1, waive any material benefits of, modify in any material adverse respect, materially fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar agreements to which the Company or any of its Subsidiaries is a party;

     (l) except in the ordinary course of business, knowingly modify, amend or terminate in a material and adverse manner any material contract or agreement to which the Company or any of its Subsidiaries is party, or knowingly waive, release or assign any material rights or claims in an adverse manner (including any write-off or other adverse compromise of any material accounts receivable of the Company or any of its Subsidiaries);

     (m) (A) enter into any contract or agreement material to the Company and its Subsidiaries, taken as a whole, or (B) except on a non-exclusive basis in the ordinary course of business consistent with past practice, license any material intellectual property rights to or from any third party;

     (n) except as required to comply with applicable law or agreements, plans or arrangements existing on the date hereof or as expressly contemplated by
Section 6.12, (A) adopt, enter into, terminate or amend any employment, severance or similar agreement or benefit plan for the benefit or welfare of any current or former director, officer, employee or consultant or any collective bargaining agreement, (B) increase the compensation or fringe benefits of, or pay any bonus to, any director, officer, employee or consultant except for annual salary increases of non-officer employees in the ordinary course of business or increases (up to $250,000 in the aggregate) in the ordinary course of business to employees or consultants who, after such increases, cannot reasonably be expected to be compensated at a rate of $100,000 or more per annum, (C) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding options or restricted stock awards, (D) pay any material benefit not provided for as of the date of this Agreement under any benefit plan, (E) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder, except for the grant of options to purchase Company Common Stock to new hires (which grants shall not exceed 100,000 shares in the aggregate or 5,000 shares to any one person without the prior written consent of the Buyer, which consent shall not be unreasonably withheld) and shall have an exercise price equal to the fair market value of the Company Common Stock on the date of grant (determined in a manner consistent with the Company's existing practice for establishing fair market value for option grants) and shall otherwise be upon the Company's customary terms) or (F) take any action other than in the ordinary course of business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

        (o) make or rescind any material Tax election, settle or compromise any material Tax liability or make any material amendment to any Tax return, except, in each case, in the ordinary course of business, so long as any resulting expense for the audit or return in question and future impacts through December 31, 2000 have been adequately reserved for on the Balance Sheet;

        (p) [Intentionally Omitted];

        (q) initiate, compromise or settle in an adverse manner any litigation or arbitration proceeding material to the Company and its Subsidiaries, taken as a whole;

        (r) take any action (including action otherwise permitted in this Section 5.1) that would prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code;

        (s) except in the ordinary course of business, open or close any facility or office material to the Company and its Subsidiaries, taken as a whole; or

        (t) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions or any action which would make any representation or warranty of the Company in this Agreement untrue or incorrect in any material respect, or would materially impair or prevent the satisfaction of any conditions in Article VII hereof.

     5.2 COVENANTS OF THE BUYER. During the period from the date of this Agreement to the Effective Time, the Buyer shall use commercially reasonable efforts consistent with past practice to maintain and preserve its business organization and to retain the services of its executive officers and key employees and maintain relationships with material customers, suppliers and other third parties. During the period from the date of this Agreement to the Effective Time, the Buyer shall not (i) make any amendment to its Articles of Organization that changes the fundamental attributes of Buyer Common Stock, (ii) make any material changes to the Certificate of Incorporation of the Transitory Subsidiary, (iii) make, declare or pay any extraordinary cash dividend, other than extraordinary dividends between the Buyer and one or more of its wholly owned Subsidiaries, (iv) take any action that is material and adverse to the stockholders of the Company as prospective stockholders of the Buyer or as prospective holders of rights pursuant to the Rights Agreement, dated January 25, 1995, between the Buyer (formerly known as EG&G, Inc.) and The First National Bank of Boston, as amended and restated by the Amended and Restated Rights Agreement, dated as of January 30, 2001, between the Buyer and Mellon Investor Services LLC and that affects the Company's stockholders disproportionately as compared to the current stockholders of the Buyer, (v) take any action (including action otherwise permitted in this Section 5.2) that would prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code, (vi) knowingly take any action or knowingly omit to take any action for the purpose of directly or indirectly, preventing, materially delaying or materially impeding (or that would reasonably be expected to prevent, materially delay or materially impede) the consummation of the Merger and the other transactions contemplated by this Agreement, (vii) permit or cause any of its Subsidiaries to do any of the foregoing or agree or commit to any of the foregoing, or (viii) agree in writing or otherwise to take any of the foregoing actions.

     5.3 CONFIDENTIALITY. The parties acknowledge that the Buyer and the Company have previously executed a confidentiality agreement, dated as of May 31, 2001 (the "Confidentiality Agreement"), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified herein.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

     6.1 NO SOLICITATION.

         (a) NO SOLICITATION OR NEGOTIATION. Except as set forth in this Section 6.1, until the termination of this Agreement in accordance with the terms hereof (the "Specified Time"), the Company shall not, nor shall it cause, authorize or permit any of its Subsidiaries or Affiliates or any of its or their directors, officers, employees, investment bankers, attorneys, accountants or other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants, other advisors and representatives, collectively, "Representatives") of the Company or its Subsidiaries not to directly or indirectly:

            (i) solicit, initiate, encourage or take any other action to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal, including approving any transaction (or any person becoming an "interested stockholder") under Section 203 of the DGCL; or

           (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, furnish to any person any information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal.

      Notwithstanding the foregoing, in response to an Acquisition Proposal that did not result from a breach of this Section 6.1, and subject to compliance with
Section 6.1(c), the Company may (x) furnish information with respect to the Company to any person (and the Representatives of such persons) making an Acquisition Proposal that the Company Board determines in good faith (after consultation with outside counsel and its financial advisors) is reasonably likely to result in a Superior Proposal, pursuant to a customary confidentiality agreement not materially less restrictive of the other party than the Confidentiality Agreement (which need not have standstill provisions) and (y) engage in discussions or negotiations with such person and its Representatives regarding any such Acquisition Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 6.1(a) by any Affiliate or Representative of the Company or any of its Subsidiaries, whether or not such person is purporting to act on behalf of the Company or otherwise, shall be deemed to be a breach of this Section 6.1(a) by the Company.

        (b) NO CHANGE IN RECOMMENDATION OR ALTERNATIVE ACQUISITION AGREEMENT. Neither the Company Board nor any committee thereof shall, prior to the Specified Time:

            (i) except as set forth in this Section 6.1(b), withdraw or propose to withdraw or knowingly modify in any material adverse manner or propose to knowingly modify in any material adverse manner, the approval or recommendation by the Company Board or any such committee of this Agreement or the Merger;

            (ii) cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement (an "Alternative Acquisition Agreement") constituting or relating to any Acquisition Proposal other than a confidentiality agreement referred to in Section 6.1(a) entered into in the circumstances referred to in such Section 6.1(a); or

            (iii) adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal.

      Notwithstanding the foregoing, the Company Board may (x) withdraw or knowingly modify in any material adverse manner the approval or recommendation by the Company Board or any committee thereof of this Agreement and the Merger, if the Company Board determines in good faith (after consultation with outside counsel and its financial advisors) that an Acquisition Proposal constitutes a Superior Proposal as to which it intends to enter into a binding written agreement as provided in Section 8.1(i) and (y) adopt, approve or recommend, or propose to adopt, approve or recommend, any Superior Proposal subject to compliance with Section 8.1(i) hereof.

        (c) NOTICES TO THE BUYER; ADDITIONAL NEGOTIATIONS. The Company shall promptly advise the Buyer orally, with written confirmation to follow within 24 hours of the occurrence, of any Acquisition Proposal or any request for nonpublic information in connection with any Acquisition Proposal, by any person that the Company has knowledge may be considering making, or has made, an Acquisition Proposal, the material terms and conditions of any such Acquisition Proposal or request and the identity of the person making any such Acquisition Proposal or request. The Company shall keep the Buyer informed, on a prompt basis, of the status and material terms (including all changes to the status and material terms) of any such Acquisition Proposal or request.

       (d) CERTAIN PERMITTED DISCLOSURE. Nothing contained in this Section 6.1 or elsewhere in this Agreement shall be deemed to prohibit the Company from taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any other disclosure to its stockholders if, in the good faith judgment of the Company Board, based on the advice of outside counsel, failure to so disclose would be inconsistent with its obligations under applicable law.

       (e) CESSATION OF ONGOING DISCUSSIONS. The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately all discussions and negotiations commenced on or prior to the date of this Agreement regarding any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal. The Company shall use commercially reasonable efforts to have all copies of all nonpublic information it or its Subsidiaries and its and their Representatives have distributed since January 1, 2001, to persons who have executed a confidentiality agreement in connection with such person's consideration of an Acquisition Proposal, destroyed or returned to the Company as soon as possible.

       (f) DEFINITIONS. For purposes of this Agreement:

           "Acquisition Proposal" means (i) any proposal or offer for a merger, consolidation, dissolution, sale of substantial assets, tender offer, recapitalization, share exchange or other business combination involving the Company and its Subsidiaries, taken as a whole, (ii) any proposal for the issuance by the Company or any of its Subsidiaries of over 20% of its equity securities or (iii) any proposal or offer to acquire in any manner, directly or indirectly, over 20% of the equity securities or consolidated total assets of the Company, in each case other than the Merger contemplated by this Agreement.

           "Superior Proposal" means any unsolicited, bona fide written proposal made by a third party to acquire substantially all the equity securities or assets of the Company pursuant to a tender or exchange offer, a merger, a consolidation or a sale of its assets, (i) on terms which the Company Board determines in its good faith judgment to be more favorable from a financial point of view to the holders of Company Common Stock than the transactions contemplated by this Agreement (based on the advice of a nationally recognized independent financial advisor), taking into account all the terms and conditions of such proposal and this Agreement (including any proposal by the Buyer to amend the terms of this Agreement) and (ii) that is reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal; provided, however, that no Acquisition Proposal shall be deemed to be a Superior Proposal if any financing required to consummate the Acquisition Proposal is not committed; provided, further, however, that a proposal to acquire less than substantially all of the equity securities of the Company may constitute a Superior Proposal if it satisfies the other provisions of this definition and provides for the acquisition of at least a majority of the Company's equity securities so long as in the evaluation of the proposal the Company Board determines in its good faith judgment (X) that the value of the proposal of the third party, together with the fair market value of the equity securities to be retained by the holders of the Company Common Stock is more favorable from a financial point of view to the holders of the Company Common Stock than the transactions contemplated by this Agreement (based on the advice of a nationally recognized independent financial advisor) taking into account all the terms and conditions of such proposal and this Agreement and (Y) that the proposal is reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal.

     6.2 JOINT PROXY STATEMENT/PROSPECTUS; REGISTRATION STATEMENT.

         (a) As promptly as practicable after the execution of this Agreement, the Buyer and the Company shall prepare and the Company shall file with the SEC the Joint Proxy Statement/Prospectus, and the Buyer, in cooperation with the Company, shall prepare and file with the SEC the Registration Statement, in which the Joint Proxy Statement/Prospectus shall be included as a prospectus. Each of the Buyer and the Company shall respond to any comments of the SEC and shall use its respective reasonable best efforts to have the Joint Proxy Statement/Prospectus cleared by the SEC and the Registration Statement declared effective under the Securities Act as promptly as practicable after such filings, and the Company shall cause the Joint Proxy Statement/Prospectus to be mailed to its stockholders at the earliest practicable time after both the Joint Proxy Statement/Prospectus is cleared by the SEC and the Registration Statement is declared effective under the Securities Act. Each of the Buyer and the Company shall notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration Statement, the Joint Proxy Statement/Prospectus or any filing pursuant to
Section 6.2(b) or for additional information and shall supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Registration Statement, the Joint Proxy Statement/Prospectus, the Merger or any filing pursuant to Section 6.2(b). Each of the Buyer and the Company shall use its reasonable best efforts to cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 6.2 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Joint Proxy Statement/Prospectus, the Registration Statement or any filing pursuant to Section 6.2(b), the Buyer or the Company, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Company, of such amendment or supplement.

         (b) The Buyer and the Company shall promptly make all necessary filings with respect to the Merger under the Securities Act, the Exchange Act, applicable state blue sky laws and the rules and regulations thereunder.

     6.3 NASDAQ QUOTATION. The Company agrees to use its reasonable best efforts to continue the quotation of the Company Common Stock on the Nasdaq National Market during the term of this Agreement.

     6.4   ACCESS TO INFORMATION.

           (a) The Company shall (and shall cause each of its Subsidiaries to) afford to the Buyer's officers, employees, accountants, counsel and other representatives, reasonable access, upon reasonable advance notice, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, personnel and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to the Buyer (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties, assets and personnel as the Buyer may reasonably request. The Buyer will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section or otherwise shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

        (b) In the event that the Company reasonably believes that the Buyer or the Transitory Subsidiary has materially breached one or more of their respective representations or warranties under this Agreement, the Buyer shall (and shall cause each of its Subsidiaries to) afford the Company's officers, employees, accountants, counsel and other representatives reasonable access, upon reasonable advance notice, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, personnel and records; provided that such access shall be afforded solely to the extent that such access is necessary to determine the existence of such a breach of one or more representations or warranties of the Buyer or the Transitory Subsidiary under this Agreement. The Company will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section or otherwise shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

       (c) Notwithstanding anything to the contrary in this Section 6.4(c), neither party hereto nor any of their Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would contravene any law, rule, regulation, order, judgment or decree, or, in the event of any litigation or threatened litigation between the parties over the terms of this Agreement, where such access to information may be adverse to the interests of such party.

     6.5 STOCKHOLDERS MEETINGS.

         (a) The Company, acting through the Company Board, shall take all actions in accordance with applicable law (including all applicable requirements of the Code and ERISA with respect to the shares of Company Common Stock held by any Company Employee Plan) and its Certificate of Incorporation and By-laws to promptly and duly call, give notice of, convene and hold as promptly as practicable, and in any event within 45 days after the declaration of effectiveness of the Registration Statement, the Company Stockholders Meeting for the purpose of considering and voting upon the Company Voting Proposal. Subject to Section 6.1(b), to the fullest extent permitted by applicable law,
(i) the Company Board shall recommend approval and adoption of the Company Voting Proposal by the stockholders of the Company and include in the Joint Proxy Statement/Prospectus such recommendation, and (ii) neither the Company Board nor any committee thereof shall withdraw or modify, or propose or resolve to withdraw or modify in a manner adverse to the Buyer, the recommendation of the Company Board that the Company's stockholders vote in favor of the Company Voting Proposal. The Company shall take all action that is both reasonable and lawful to solicit from its stockholders proxies in favor of the Company Voting Proposal and shall take all other action necessary or advisable to secure the vote or consent of the Company Stockholders required by the rules of the Nasdaq Stock Market or the DGCL to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, after consultation with the Buyer, the Company may adjourn or postpone the Company Stockholders Meeting to the extent necessary to ensure that any required supplement or amendment to the Joint Proxy Statement/Prospectus is provided to the Company's stockholders or, if as of the time for which the Company Stockholders Meeting is originally scheduled (as set forth in the Joint Proxy Statement/Prospectus) there are insufficient shares of Company Common Stock represented

(either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting.

        (b) The Buyer, acting through the Buyer Board, shall take all actions in accordance with applicable law (including all applicable requirements of the Code and ERISA) and its Articles of Organization and By-laws to promptly and duly call, give notice of, convene and hold as promptly as practicable, and in any event within 45 days after the declaration of effectiveness of the Registration Statement, the Buyer Stockholders Meeting for the purpose of voting to approve the issuance of the shares of Buyer Common Stock to be issued in the Merger (the "Buyer Voting Proposal"). The Buyer Board shall (i) recommend approval of the Buyer Voting Proposal and include in the Joint Proxy Statement/Prospectus such recommendation and (ii) take all reasonable and lawful action to solicit and obtain such approval, provided that the Buyer may withdraw such recommendation if the Buyer Board in good faith (after consultation with outside counsel) determines that it is required to do so to comply with its fiduciary duties. Notwithstanding anything to the contrary contained in this Agreement, after consultation with the Company, the Buyer may adjourn or postpone the Buyer Stockholders Meeting to the extent necessary to ensure that any required supplement or amendment to the Joint Proxy Statement/Prospectus is provided to the Buyer's stockholders or, if as of the time for which the Buyer Stockholders Meeting is originally scheduled (as set forth in the Joint Proxy Statement/Prospectus) there are insufficient shares of Buyer Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Buyer Stockholders Meeting. The Buyer, as the sole stockholder of the Transitory Subsidiary, shall approve this Agreement.

     6.6  [Intentionally Omitted]

     6.7  LEGAL CONDITIONS TO THE MERGER.

          (a) Subject to the terms hereof, including Section 6.7(b) and Section 6.7(c), the Company and the Buyer shall each use its commercially reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby as promptly as practicable, but in any event before the Outside Date, including to: (i) obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by the Company or the Buyer or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (ii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities laws, (B) the HSR Act and any related governmental request thereunder, and (C) any other applicable law (domestic or foreign), (iii) use commercially reasonable best efforts in the defense of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and
(iv) execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. The Company and the Buyer shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. The Company and the Buyer shall use their respective commercially reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Joint Proxy Statement/Prospectus and the Registration Statement) in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, the Buyer and the Company agree that nothing contained in this Section 6.7(a) shall modify or affect their respective rights and responsibilities under Section 6.7(b) or Section 6.7(c).

       (b) Subject to the terms hereof, the Buyer and the Company agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective commercially reasonable best efforts to obtain any government clearances or approvals required for Closing under the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign law or, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively "Antitrust Laws"), to respond to any government requests for information under any Antitrust Law, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Antitrust Order") that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement under any Antitrust Law. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Law. The Buyer shall be entitled to direct any proceedings or negotiations with any Governmental Entity relating to any of the foregoing, provided that it shall afford the Company an opportunity to fully participate therein as contemplated by this Section 6.7. Notwithstanding anything in this Agreement to the contrary, except as expressly provided in Section 6.7(c), neither the Buyer nor any of its Affiliates shall be under any obligation to make proposals, execute or carry out agreements or submit to orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of the Buyer, any of its Affiliates or the Company or any of its Subsidiaries or the holding separate of the shares of Company Common Stock (or shares of stock of the Surviving Corporation) or imposing or seeking to impose any material limitation on the ability of the Buyer or any of its Subsidiaries or Affiliates to conduct their business or own such assets or to acquire, hold or exercise full rights of ownership of the shares of Company Common Stock (or shares of stock of the Surviving Corporation). In furtherance and not in limitation of the foregoing, each of the Buyer and the Company agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act (and to make such other filings as are required under the Antitrust

Laws) with respect to the Merger as promptly as reasonably practicable (but not later than 15 business days) after the date hereof and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act (or pursuant to other Antitrust Laws). Each party will consult with counsel for the other party as to, and will permit such counsel to participate fully in, any litigation referred to in this Section 6.7(b) and in Section 6.7(a)(iii) above. Each party will (x) promptly notify the other party of any written communication to that party from any Governmental Entity located in the U.S. and, to the extent practicable, outside of the U.S. and, subject to applicable law, if practicable, permit the other party to review in advance any proposed written communication to any such Governmental Entity and incorporate the other party's reasonable comments, (y) not agree to participate in any substantive meeting or discussion with any such Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the Merger unless, to the extent reasonably practicable, it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and (z) furnish the other party with copies of all correspondence, filings and written communications between them and their Affiliates and their respective Representatives on one hand, and any such Governmental Entity or its respective staff on the other hand, with respect to this Agreement and the Merger, except that any materials concerning the Buyer's valuation of the Company or the Company's valuation of the transaction may be redacted and internal financial information of the Buyer may be provided to the Company's counsel on an outside counsel basis only.

        (c) If required to obtain clearances or approvals of the Merger under Antitrust Laws, the Buyer and its Subsidiaries shall agree to: (i) a sale, transfer, license, separate holding, divestiture or other disposition of or (ii) a prohibition of, or a limitation on, the acquisition, ownership, operation, effective control or exercise of full rights of ownership of (the matters specified in clauses (i) and (ii) a "Divestiture"), any asset or assets of the Buyer, the Company or any of their respective Subsidiaries that individually or in the aggregate would not be material in relation to the continuing operations of the combined U.S. businesses of the Company and the Buyer and their consolidated Subsidiaries, but shall not be required to agree to any Divestiture that is so material. Solely for purposes of this Section 6.7(c), a Divestiture will be deemed material in relation to the continuing operations of the combined U.S. businesses of the Company and the Buyer and their consolidated Subsidiaries if the Divestiture relates to assets that generated in excess of $30 million of the total consolidated sales of the Buyer and the Company in fiscal year 2000, but will be deemed not to be material if the Divestiture relates to assets that generated $30 million or less of the total consolidated sales of the Buyer and the Company in fiscal year 2000.

       (d) Each of the Company and the Buyer shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their commercially reasonable best efforts to obtain any third party consents related to or required in connection with the Merger that are (A) necessary to consummate the transactions contemplated hereby, (B) disclosed or required to be disclosed in the Company Disclosure Schedule or the Buyer Disclosure Schedule, as the case may be, or (C) required to prevent a Company Material Adverse Effect or a Buyer Material Adverse Effect from occurring prior to or after the Effective Time, it being understood that neither the Company nor the Buyer (or any of their respective Subsidiaries) shall be required to make any cash payments or grant any concessions to third parties in connection with the fulfillment of its obligations under this Section 6.7 (except as otherwise expressly set forth in this Section 6.7). The actions of each of the Buyer and the Company with respect to the foregoing shall be reasonably calculated to facilitate consummation of the Merger by the Outside Date.

      6.8 PUBLIC DISCLOSURE. Except as may be required by law or stock market regulations, (i) the press release announcing the execution of this Agreement shall be issued only in such form as shall be mutually agreed upon by the Company and the Buyer and (ii) the Buyer and the Company shall each use its commercially reasonable efforts to consult with the other party before issuing any other press release or otherwise making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement prior to using such efforts.

     6.9 REORGANIZATION. The Buyer and the Company shall each use its commercially reasonable best efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code. The parties hereto hereby adopt this Agreement as a plan of reorganization.

     6.10 AFFILIATE AGREEMENTS. Schedule 6.10 of the Company Disclosure Schedule sets forth a list of those persons who are, in the Company's reasonable judgment, Rule 145 Affiliates of the Company. The Company shall notify the Buyer in writing regarding any change in the identity of its Rule 145 Affiliates prior to the Closing Date. The Company shall use its commercially reasonable efforts to deliver or cause to be delivered to the Buyer as soon as practicable after the date of this Agreement (and in any case prior to the mailing of the Joint Proxy Statement/Prospectus Company Stockholder Meeting) from each of its Rule 145 Affiliates, an executed Affiliate Agreement, in substantially the form appended hereto as EXHIBIT D (the "Affiliate Agreement"). The Buyer shall be entitled to place appropriate legends on the certificates evidencing any shares of Buyer Common Stock to be received by Rule 145 Affiliates of the Company pursuant to the terms of this Agreement and, subject to the terms of the Stockholder's Agreement, to issue appropriate stop transfer instructions to the transfer agent for the Buyer Common Stock (provided that such legends or stop transfer instructions shall be removed, one year after the Effective Time, upon the request of any holder of shares of Buyer Common Stock issued in the Merger that is not then a Rule 145 Affiliate of the Buyer).

     6.11 NYSE LISTING. The Buyer shall use its commercially reasonable best efforts to cause the shares of Buyer Common Stock to be issued in the Merger to be listed on the NYSE, subject to official notice of issuance, on or prior to the Closing Date.

     6.12  EMPLOYEE MATTERS.

           (a) At the Effective Time, each outstanding Company Stock Option under Company Stock Plans (other than the Company's Employee Stock Purchase Plan (the "ESPP")), whether vested or unvested, and the Company Stock Plans (other than the ESPP), insofar as they relate to outstanding Company Stock Options, shall be assumed by the Buyer and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under the Company Stock Option immediately prior to the Effective Time, such number of shares of Buyer Common Stock as is determined by multiplying the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time by the Exchange Ratio and rounded up to the nearest whole number, at a price per share and rounded down to the nearest whole cent equal to (y) the exercise price per share of Company Common Stock at which such Company Stock Option was exercisable immediately prior to the Effective Time divided by (z) the Exchange Ratio.

          (b) As soon as practicable after the Effective Time, the Buyer shall deliver to the participants in the Company Stock Plans (other than the ESPP) appropriate notice setting forth such participants' rights pursuant thereto. All grants made pursuant to the Company Stock Plans (other than the ESPP) shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 6.12 after giving effect to the Merger).

          (c) The Buyer shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Buyer Common Stock for delivery upon exercise of the Company Stock Plans (other than the ESPP) assumed in accordance with this Section. As soon as practicable after the Effective Time, the Buyer shall file a registration statement on Form S-8 (or any successor form) or another appropriate form with respect to the shares of Buyer Common Stock subject to such options and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.

          (d) From and after the Effective Time, the Surviving Corporation shall honor all Company Employee Plans (other than the ESPP) in accordance with their terms as in effect on the date of this Agreement, subject to any amendment or termination thereof that may be permitted by such terms. The Surviving Corporation shall provide, or shall cause to be provided, to persons who are, immediately before the Effective Time, employees of the Company and its Subsidiaries (the "Company Employees") (i) in the case of Company Employees employed in the United States, compensation and employee benefits that are, in the aggregate, not materially less favorable than those provided by the Buyer to its similarly situated employees and (ii) in the case of the Company Employees employed outside the United States, compensation and any employee benefits that are, in the aggregate, not materially less favorable than, at the option of the Buyer, either (A) those provided by the Buyer to its similarly situated employees or (B) those provided by the Company to such non-U.S. Company Employees immediately prior to the Effective Time. The foregoing shall not be construed to prevent (X) the termination of employment of any Company Employee at any time after the Effective Time, (Y) the amendment or termination of any Company Employee Plan at any time after the Effective Time or (Z) during the period beginning immediately after the Effective Time and ending on December 31, 2001, the provision of benefits, other than 401(k) benefits, under Company Employee Plans as in existence immediately before the Effective Time.

         (e) For all purposes under the employee benefit plans of the Buyer and its Affiliates providing benefits to any Company Employees after the Effective Time (the "New Plans"), each Company Employee shall be credited with his or her years of service with the Company and its Affiliates before the Effective Time for purposes of participation, vesting and benefit levels where length of services is relevant to benefit levels, but not for benefit accrual under any defined benefit plan or any accrual that would result in any duplication of benefits, to the same extent as such Company Employee was entitled, before the Effective Time, to credit for such service under any similar Company Employee Plans, except to the extent such credit would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing: (i) each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans (other than the Buyer's 401(k) plan) to the extent coverage under such New Plan replaces coverage under a comparable Company Employee Plan in which such Company Employee participated immediately before the Effective Time (such plans, collectively, the "Old Plans"); and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Company Employee, the Buyer shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, and the Buyer shall use commercially reasonable efforts to cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee's participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Company Employees who are participants in the Company's 401(k) Plan immediately prior to the earlier of (i) the termination of such Plan pursuant to Section 6.18 hereof or (ii) the Closing, shall be eligible to participate in Buyer's 401(k) Plan as soon as reasonably feasible after the Closing. Notwithstanding the preceding sentence, such participation shall occur no later than 10 days after the Closing, provided that the Company has given the Buyer such access to the appropriate Company Employees as is reasonably needed substantially to complete the enrollment process in the Buyer's 401(k) Plan prior to the Closing.

         (f) The Buyer acknowledges and agrees that immediately following the Effective Time, each of the individuals listed in Section 6.12(f) of the Company Disclosure Schedule will have experienced "Good Reason" within the meaning of the employment agreement listed next to such individual's name in Section 6.12(f) of the Company Disclosure Schedule; provided, that the foregoing shall not be deemed to be an admission by the Company or the Buyer for any other purpose. Notwithstanding any other provision of this Agreement, each such individual shall be considered a third-party beneficiary of this Section 6.12(f) with the right to enforce this Section 6.12(f) against the Buyer.

          (g) The Company shall terminate the ESPP in accordance with its terms immediately prior to the Effective Time and the participants in the ESPP shall be permitted to exercise any then outstanding options thereunder at such time.

     6.13 STOCKHOLDER LITIGATION. Until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, the Company shall afford the Buyer the opportunity to participate, at its expense and with separate counsel, in the defense or settlement of any stockholder litigation against the Company or the Company Board relating to this Agreement or any of the transactions contemplated by this Agreement, and shall not settle any such litigation without the Buyer's prior written consent, which will not be unreasonably withheld or delayed.

     6.14 REPRESENTATION ON BUYER BOARD. The Buyer shall take any and all actions necessary or appropriate to cause the number of directors comprising the Buyer's board of directors at the Effective Time to be sufficient to permit Alexis P. Michas to serve thereon (the "Stockholder Designee"), and to cause the Stockholder Designee to be elected to serve on the Buyer's board of directors as provided in the Stockholder's Agreement.

     6.15 INDEMNIFICATION.

          (a) From and after the Effective Time, the Buyer shall, to the fullest extent permitted by law for a period of six years from the Effective Time, indemnify, hold harmless and provide advancement of expense to, each present and former director and officer of the Company (the "Indemnified Parties"), against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the extent that such obligations to indemnify, hold harmless and advance expenses exist under the DGCL, the Company's Certificate of Incorporation or By-laws or any contract binding the Company and listed on Section 6.15(a) of the Company Disclosure Schedule on the date of this Agreement.

         (b) For a period of six years after the Effective Time, the Buyer shall cause the Surviving Corporation to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy (a complete and accurate copy of which has been made available to the Buyer prior to the date of this Agreement) with coverage in amount and scope at least as favorable to such persons as the Company's existing coverage; provided, that in no event shall the Buyer or the Surviving Corporation be required to expend in excess of 200% of the annual premium currently paid by the Company for such coverage, which current annual premium is set forth on Schedule 6.15(b) to this Agreement.

        (c) Notwithstanding any other provision of this Agreement, each of the Indemnified Parties and the persons referred to in clause (b) above shall be considered a third-party beneficiary of this Section 6.15 with the right to enforce this Section 6.15 against the Buyer.

     6.16 NOTIFICATION OF CERTAIN MATTERS. The Buyer shall use commercially reasonable best efforts to give reasonably prompt notice to the Company, and the Company shall use commercially reasonable best efforts to give reasonably prompt notice to the Buyer, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to result in (a) a breach of any representation or warranty of such party contained in this Agreement or (b) the failure of any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement. Notwithstanding the above, the delivery of any notice pursuant to this Section will not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the conditions to such party's obligation to consummate the Merger.

     6.17 EXEMPTION FROM LIABILITY UNDER SECTION 16(b).

          (a) The board of directors of the Buyer, or a committee thereof consisting solely of non-employee directors (as such term is defined for purposes of Rule 16b-3(d) under the Exchange Act), shall adopt a resolution in advance of the Effective Time providing that the receipt by the Company Insiders of Buyer Common Stock in exchange for shares of Company Common Stock, and of options to purchase Buyer Common Stock upon assumption and conversion of Company Stock Options, in each case pursuant to the transactions contemplated hereby and to the extent such securities are listed in the Section 16 Information, is intended to be exempt pursuant to Rule 16b-3 under the Exchange Act.

          (b) For purposes of Section 6.17(a), "Section 16 Information" shall mean information regarding the Company Insiders and the number of shares of Company Common Stock or other Company equity securities deemed to be beneficially owned by each such Company Insider and expected to be exchanged for Buyer Common Stock, and options to purchase Buyer Common Stock, in each case, in connection with the Merger, which shall be provided by the Company to the Buyer within 10 business days after the date of this Agreement.

          (c) For purposes of Section 6.17(a), "Company Insiders" shall mean those officers and directors of the Company who are subject to the reporting requirements of Section 16(a) of the Exchange Act as listed in the Section 16 Information.

     6.18 TERMINATION OF 401(k) PLAN. At the request of the Buyer, the Company shall terminate its 401(k) Plan no later than one day prior to the Closing Date. Buyer shall cause the Buyer's 401(k) Plan to permit the Company Employees to roll over their account balances from the Company's 401(k) Plan into the Buyer's 401(k) Plan after the Company has received a favorable determination letter from the Internal Revenue Service with respect to the termination of Company's 401(k) Plan.

                                   ARTICLE VII
                              CONDITIONS TO MERGER

     7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

         (a) STOCKHOLDER APPROVAL. The Company Voting Proposal shall have been approved and adopted at the Company Stockholders Meeting, at which a quorum is present, by the requisite vote of the stockholders of the Company under applicable law and the Company's Certificate of Incorporation and By-laws. The Buyer Voting Proposal shall have been approved at the Buyer Stockholders Meeting, at which a quorum is present, by the requisite vote of the stockholders of the Buyer under applicable law and the Buyer's Articles of Organization and By-laws.

        (b) HSR ACT. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

        (c) GOVERNMENTAL APPROVALS. Other than the filing of the Certificate of Merger, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity in connection with the Merger and the consummation of the other transactions contemplated by this Agreement, the failure of which to file, obtain or occur would reasonably be expected to result in a Buyer Material Adverse Effect or a Company Material Adverse Effect, shall have been filed, been obtained or occurred.

        (d) REGISTRATION STATEMENT; JOINT PROXY STATEMENT/PROSPECTUS. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose, and no similar proceeding with respect to the Joint Proxy Statement/Prospectus, shall have been initiated or threatened in writing by the SEC or its staff.

        (e) NO INJUNCTIONS. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger and the other transactions contemplated by this Agreement.

        (f) NYSE. The shares of Buyer Common Stock to be issued in the Merger shall have been approved for listing on the NYSE, subject only to official notice of issuance (in the case of the Buyer, provided it has fully complied with the provisions of Section 6.11 hereof).

     7.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE BUYER AND THE TRANSITORY SUBSIDIARY. The obligations of the Buyer and the Transitory Subsidiary to effect the Merger are subject to the satisfaction on or prior to the Closing Date of each of the following additional conditions, any of which may be waived in writing exclusively by the Buyer and the Transitory Subsidiary:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct (X) as of the date of this Agreement and (Y) (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except (i) in the case of clause (Y), for changes expressly contemplated by this Agreement and (ii) in the case of both clauses (X) and (Y) (other than with respect to (A) the first four sentences of Section 3.2(a); clause (i) of the first sentence and the second sentence of
Section 3.2(b); clause (A) of the fourth sentence of Section 3.2(b); clause (x) of the fifth sentence of Section 3.2(b); the first sentence of Section 3.2(c); clause (A) of the second sentence of 3.2(c); the second sentence of Section 3.2(d); and Section 3.2(e) and (B) as to any representation or warranty that to the Company's knowledge was false when made (giving effect to, for purposes of this clause (B), qualifications as to materiality and Company Material Adverse Effect in such representations and warranties)) where the failures to be true and correct, individually or in the aggregate and without regard to any qualifications as to materiality or Company Material Adverse Effect contained in such representations and warranties, have not resulted in and would not reasonably be expected to result in, a Company Material Adverse Effect; and the Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

       (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement on or prior to the Closing Date; and the Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

       (c) TAX OPINION. The Buyer shall have received a written opinion from Hale and Dorr LLP, counsel to the Buyer, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code (it being agreed that the Buyer and the Company shall each provide reasonable cooperation, including making reasonable representations, to Hale and Dorr LLP to enable them to render such opinion).

      (d) THIRD PARTY CONSENTS. The Company shall have obtained (i) all consents and approvals of third parties listed on Schedule 7.2(d) hereof and (ii) any other consent or approval of any third party (other than a Governmental Entity), required in connection with this Agreement and the transactions contemplated hereby, other than (in the case of clause (ii)) consents or approvals which if not obtained would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

     (e) NO RESTRAINTS. Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect or a Buyer Material Adverse Effect (which includes for this purpose any Divestiture that is material as defined in

Section 6.7(c) but which does not include for this purpose any Divestiture that is not material as defined in Section 6.7(c)), there shall not be instituted or pending any action or proceeding by any Governmental Entity (i) seeking to restrain, prohibit or otherwise interfere with the ownership or operation by the Buyer or any of its Subsidiaries of all or any portion of the business of the Company or any of its Subsidiaries or of the Buyer or any of its Subsidiaries or to compel the Buyer or any of its Subsidiaries to dispose of or hold separate all or any portion of the business or assets of the Company or any of its Subsidiaries or of the Buyer or any of its Subsidiaries, (ii) seeking to impose or confirm limitations on the ability of the Buyer or any of its Subsidiaries effectively to exercise full rights of ownership of the shares of Company Common Stock (or shares of stock of the Surviving Corporation) including the right to vote any such shares on any matters properly presented to stockholders or (iii) seeking to require divestiture by the Buyer or any of its Subsidiaries of any such shares. Nothing contained in this Section 7.2(e) is intended to modify the provisions of Section 6.7(c).

     7.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to effect the Merger is subject to the satisfaction on or prior to the Closing Date of each of the following additional conditions, any of which may be waived, in writing, exclusively by the Company:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyer and the Transitory Subsidiary set forth in this Agreement shall be true and correct (X) as of the date of this Agreement and (Y) (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except (i) in the case of clause
(Y), for changes expressly contemplated by this Agreement and (ii) in the case of both clauses (X) and (Y) (other than with respect to (A) Section 4.2(a); the first sentence of Section 4.2(b); clause (A) of the second sentence of Section 4.2(b); and Section 4.2(c) and (B) as to any representation or warranty that to the Buyer's knowledge was false when made (giving effect to, for purposes of this clause (B), qualification as to materiality and Company Material Adverse Effect in such representations and warranties)) where the failures to be true and correct, individually or in the aggregate and without regard to any qualifications as to materiality or Buyer Material Adverse Effect contained in such representations and warranties, have not resulted in, and would not reasonably be expected to result in, a Buyer Material Adverse Effect; and the Company shall have received a certificate signed on behalf of the Buyer by the chief executive officer or the chief financial officer of the Buyer to such effect.

       (b) PERFORMANCE OF OBLIGATIONS OF THE BUYER AND THE TRANSITORY SUBSIDIARY. The Buyer and the Transitory Subsidiary shall have performed in all material respects all obligations required to be performed by them under this Agreement on or prior to the Closing Date; and the Company shall have received a certificate signed on behalf of the Buyer by the chief executive officer or the chief financial officer of the Buyer to such effect.

       (c) TAX OPINION. The Company shall have received the opinion of Wachtell, Lipton, Rosen & Katz, counsel to the Company, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code (it being agreed that the Buyer and the Company shall each provide reasonable cooperation, including making reasonable representations, to Wachtell, Lipton, Rosen & Katz to enable them to render such opinion).

       (d) REPRESENTATION ON BUYER BOARD. The Stockholder Designee shall have been elected to serve on the Buyer's board of directors in accordance with
Section 6.14 of this Agreement.

                                  ARTICLE VIII

                            TERMINATION AND AMENDMENT

     8.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 8.1(b) through 8.1(k), by written notice by the terminating party to the other party) as follows:

         (a)   by mutual written consent of the Buyer and the Company; or

         (b) by either the Buyer or the Company, if the Merger shall not have been consummated by December 31, 2001 (the "Outside Date"); provided, however, that the Outside Date shall be extended to and be deemed to be February 15, 2002 (plus an additional calendar day for each calendar day beyond five business days after the date of this Agreement that passes until the Buyer files its Notification and Report Form pursuant to the HSR Act) if on December 31, 2001 the condition specified in Section 7.1(b) shall not have been satisfied, the condition specified in Section 7.1(c) shall not have been satisfied with respect to one or more Antitrust Laws or the condition specified in Section 7.2(e) shall not have been satisfied as a result of an action or proceeding by any Governmental Entity instituted or pending relating to Antitrust Laws (provided that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a principal cause of or resulted in the failure of the Merger to occur on or before the Outside Date); or

         (c) by either the Buyer or the Company, if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger (provided that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any party whose material failure to fulfill any obligation under this Agreement, including Section 6.7, has been the principal cause of or resulted in such order, decree ruling or action); or

         (d) by the Buyer, if any person or group (as defined in Section 13(d)(3) under the Exchange Act) (other than the Buyer, Transitory Subsidiary or any of their respective Affiliates) shall have become the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of at least a majority of the outstanding shares of Company Common Stock; or

         (e) by either the Buyer or the Company, if at the Company Stockholders Meeting (including any adjournment or postponement thereof permitted by this Agreement) at which a vote on the Company Voting Proposal is taken, the requisite vote of the stockholders of the Company in favor of the Company Voting Proposal shall not have been obtained (provided that the right to terminate this Agreement under this Section 8.1(e) shall not be available to the Company if (x) at such time the Company is in breach of or has failed to fulfill its obligations under this Agreement, (y) the Company Board (or any committee thereof) shall have withdrawn or proposed to withdraw or knowingly modified in a material adverse manner or proposed to knowingly modify in a material adverse manner its recommendation of the Company Voting Proposal or (z) the failure to obtain the requisite vote has been caused by a breach of the Stockholder's Agreement or any Voting Agreement by any party thereto other than the Buyer); or

         (f) by either the Buyer or the Company, if at the Buyer Stockholders Meeting (including any adjournment or postponement thereof permitted by this Agreement) at which a vote on the Buyer Voting Proposal is taken, the requisite vote of the stockholders of the Buyer in favor of the Buyer Voting Proposal shall not have been obtained (provided the right to terminate this Agreement shall not be available to the Buyer if, at such time, the Buyer is in breach of or has failed to fulfill its obligations under this Agreement); or

         (g) by the Buyer, if: (i) the Company Board (or any committee thereof) shall have withdrawn or knowingly modified in a material adverse manner its recommendation of the Company Voting Proposal or (ii) the Company Board (or any committee thereof) fails to reconfirm its recommendation of the Company Voting Proposal within five days after the Buyer so requests in writing (which five day period will be extended for an additional five days if the Company certifies to the Buyer prior to the expiration of the initial five day period that the Company Board is in good faith seeking to obtain additional information regarding its decision to reconfirm its recommendation of the Company Voting Proposal); or

         (h) by the Company, if: (i) the Buyer Board (or any committee thereof) shall have withdrawn or knowingly modified in a material adverse manner its recommendation of the Buyer Voting Proposal or (ii) the Buyer Board (or any committee thereof) fails to reconfirm its recommendation of the Buyer Voting Proposal within five days after the Company so requests in writing (which five day period will be extended for an additional five days if the Buyer certifies to the Company prior to the expiration of the initial five day period that the Buyer Board is in good faith seeking to obtain additional information regarding its decision to reconfirm its recommendation of the Buyer Voting Proposal);

         (i) by the Company, if, prior to the Company Stockholders Meeting, the Company Board (or such committee) has provided written notice to the Buyer of its bona fide intention to enter into a binding written agreement for a Superior Proposal; provided that:

             (i) the Company shall have complied with Section 6.1 hereof in all material respects;

            (ii) the Company shall have (1) notified the Buyer in writing of the Company's receipt of such Superior Proposal, (2) further notified the Buyer in writing that the

Company intends to enter into a binding written agreement with respect to such Superior Proposal subject to clause (iii) below, and (3) provided to the Buyer, together with the notice set forth in clause (2), a copy of the current written version of such Superior Proposal (or a summary containing all material terms and conditions of such Superior Proposal);

           (iii) the Buyer does not make, within two business days after receipt of the Company's written notice pursuant to clause (ii)(2) above, an offer that the Company Board shall have concluded in good faith (following consultation with its financial adviser and outside counsel) is as favorable to the stockholders of the Company as such Superior Proposal; and

           (iv) the Company shall, concurrently with such termination, pay the Buyer the termination fee required by Section 8.3(c)(ii).

       (j) by the Buyer, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 7.2(a) or 7.2(b) not to be satisfied, and (ii) shall not have been cured within 30 days following receipt by the Company of written notice of such breach from the Buyer; or

      (k) by the Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Buyer or the Transitory Subsidiary set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 7.3(a) or 7.3(b) not to be satisfied, and (ii) shall not have been cured within 30 days following receipt by the Buyer of written notice of such breach from the Company.

     8.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of the Buyer, the Company, the Transitory Subsidiary or their respective officers, directors, stockholders or Affiliates; provided that (i) any such termination shall not relieve any party from liability for any willful breach of this Agreement (which includes the making of any representation or warranty by a party in this Agreement that the party knew was not true and accurate when made) and (ii) the provisions of Sections 5.3 and 6.8, this Section 8.2, Section 8.3 and Article IX of this Agreement and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

     8.3 FEES AND EXPENSES.

         (a) Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated; provided however, that the Company and the Buyer shall share equally (i) the filing fee of the Buyer's pre-merger notification report under the HSR Act and (ii) all fees and expenses, other than accountants' and attorneys' fees, incurred with respect to the printing, filing and mailing of the Joint Proxy Statement/Prospectus (including any related preliminary materials) and the Registration Statement and any amendments or supplements thereto.

         (b) (i) The Company shall pay the Buyer up to $1.5 million as reimbursement for expenses of the Buyer actually incurred relating to the transactions contemplated by this Agreement prior to termination (including, but not limited to, fees and expenses of the Buyer's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of this Agreement:

             (A)   pursuant to Section 8.1(e); or

             (B) pursuant to Section 8.1(b) (without the Company Stockholders Meeting having occurred) if at any time after the date of this Agreement and before such termination an Acquisition Proposal shall have been publicly announced and remain outstanding.

             (ii) The expenses payable pursuant to Section 8.3(b)(i) shall be paid within 10 business days after demand therefor following the occurrence of the termination event giving rise to the payment obligation described in this
Section 8.3(b).

        (c) The Company shall pay the Buyer a termination fee of $23.5 million if:

            (i) this Agreement is terminated pursuant to Section 8.1(b)
(without the Company Stockholders Meeting having occurred) or 8.1(e) if at any time after the date of this Agreement and before such termination an Acquisition Proposal shall have been publicly announced and remains outstanding and within twelve months of such termination the Company enters into any definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal relating to the Company is consummated (provided that for purposes of this Section 8.3(c)(i), all references to "20%" in the definition of "Acquisition Proposal" shall be deemed to be references to "25%"); or

            (ii) this Agreement is terminated pursuant to Section 8.1(d), 8.1(g) or 8.1(i); or

            (iii) this Agreement is terminated pursuant to Section 8.1(j)
(x) resulting from a failure to satisfy the condition set forth in Section 7.2(a) based upon a breach of a representation or warranty by the Company, which representation or warranty was known by the Company to be false when made, or
(y) resulting from a failure to satisfy the condition set forth in Section 7.2(b) based upon a material and knowing breach by the Company of its obligations under this Agreement required to be performed by it on or prior to the Closing Date;

provided, however, that if a termination fee is payable by the Company pursuant to Section 8.3(c)(i), then the Company may reduce the amount to be paid by it pursuant to this Section 8.3(c) by the amount of any expense reimbursement previously paid by the Company to the Buyer pursuant to Section 8.3(b)(i)(A) or
(B).

        (d) Any fee due under Section 8.3(c) shall be paid by the Company by wire transfer of same-day funds:

            (i) in the case of Section 8.3(c)(i), on the earlier to occur of the date on which the Company (A) enters into the definitive agreement or (B) consummates the Acquisition Proposal referred to therein;

           (ii) in the case of Section 8.3(c)(ii) (other than as a result of a termination pursuant to Section 8.1(i)) or Section 8.3(c)(iii), within one business day after the date of termination of this Agreement; and

          (iii) in the case of Section 8.3(c)(ii), in the event of a termination pursuant to Section 8.1(i), concurrently with such termination.

     (e) The Buyer shall pay the Company up to $1.5 million as reimbursement for expenses of the Company actually incurred relating to the transactions contemplated by this Agreement prior to termination (including, but not limited to, fees and expenses of the Company's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of this Agreement pursuant to Section 8.1(f). The expenses payable pursuant to this Section 8.3(e) shall be paid within 10 business days after demand therefor following the occurrence of the termination event giving rise to the payment obligation described in this Section 8.3(e).

     (f) The Buyer shall pay the Company a termination fee of $23.5 million upon the termination of this Agreement:

         (i) pursuant to Section 8.1(k) (x) resulting from a failure to satisfy the condition set forth in Section 7.3(a) based upon a breach of a representation or warranty by the Buyer that was known by the Buyer to be false when made, or (y) resulting from a failure to satisfy the condition set forth in
Section 7.3(b) based upon a material and knowing breach by the Buyer of its obligations under this Agreement required to be performed by it on or prior to the Closing Date; or

            (ii) pursuant to Section 8.1(h).

         (g) Any fee due under Section 8.3(f) shall be paid by the Buyer by wire transfer of same-day funds within one business day after the date of termination of this Agreement.

         (h) The parties acknowledge that the agreements contained in this
Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement. If one party fails to promptly pay to the other any expense reimbursement or fee due under this Section 8.3, the defaulting party shall pay the costs and expenses (including reasonable legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Fleet Bank, N.A. plus five percent per annum, compounded quarterly, from the date such expense reimbursement or fee was required to be paid.

     8.4 AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective boards of directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company or the Transitory Subsidiary, PROVIDED, HOWEVER, that, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     8.5 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations and warranties of the Company, the Buyer and the Transitory Subsidiary contained in this Agreement or in any instrument delivered pursuant to this Agreement shall expire with, and be terminated and extinguished upon, the Effective Time. This Section 9.1 shall have no effect upon any other obligations of the parties hereto, whether to be performed before or after the consummation of the Merger.

     9.2 NOTICES. All notices, requests, claims and demands and other communications hereunder shall be in writing and shall be deemed duly delivered
(i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

           (a)    if to the Buyer or the Transitory Subsidiary, to

                  PerkinElmer, Inc.
                  45 William Street
                  Wellesley, Massachusetts  02481
                  Attn:  General Counsel
                  Telecopy:  (781) 431-4185

                  with a copy to:

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attn:  David E. Redlick, Esq.
                  Telecopy: (617) 526-5000

           (b)    if to the Company, to

                  Packard BioScience Company
                  800 Research Parkway
                  Meridian, CT  06450
                  Attn:  Chief Financial Officer
                  Telecopy:  (203) 235-6089

                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, NY 10019
                  Attn:  Andrew R. Brownstein, Esq.
                  Telecopy:  (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

     9.3 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to herein that are to be delivered at the Closing) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof; provided that the Confidentiality Agreement shall remain in effect in accordance with its terms.

     9.4 NO THIRD PARTY BENEFICIARIES. Except as provided in Section 6.12(f) and
Section 6.15(c), this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

     9.5 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that the

Buyer may substitute any direct or indirect wholly owned Subsidiary of the Buyer for the Transitory Subsidiary without consent of the Company, provided that the Buyer and/or the Transitory Subsidiary, as the case may be, shall remain liable for all of its obligations under this Agreement; and provided further that such substitution does not prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     9.6 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

     9.7 COUNTERPARTS AND SIGNATURE. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

     9.8 INTERPRETATION. When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The table of contents, table of defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The mere inclusion of an item in the relevant Disclosure Schedule as an exception to a representation, warranty or covenant shall not be deemed an admission by a party that such item represents a material exception or material fact, event or circumstance or that such item has resulted or would reasonably be expected to result in a Company Material Adverse Effect or a Buyer Material Adverse Effect, as the case may be. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement. Notwithstanding any other provisions in this Agreement to the contrary, it is the explicit intent of the parties hereto that no party is making any representations or warranties whatsoever, express or implied, beyond those expressly given in this Agreement (including the Schedules and Exhibits to this Agreement and instruments contemplated hereby to be delivered to the other party), including any implied warranty or representation as to condition, merchantability or suitability as to any of the parties' properties or assets. To the extent that any representation or warranty is made to the knowledge of the Company (or words of similar import), such knowledge shall refer to the actual knowledge of the Company's employees set forth on Section 9.8 of the Company Disclosure Schedule. To the extent that any representation or warranty is made to the knowledge of the Buyer (or words of similar import), such knowledge shall refer to the actual knowledge of the Buyer's employees set forth on Section 9.8 of the Buyer Disclosure Schedule.

     9.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

     9.10 SUBMISSION TO JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.2 as to giving notice hereunder shall be deemed effective service of process on such party.

     9.11 REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity.

     9.12 WAIVER OF JURY TRIAL. EACH OF THE BUYER, THE TRANSITORY SUBSIDIARY AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE BUYER, THE TRANSITORY SUBSIDIARY OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

      IN WITNESS WHEREOF, the Buyer, the Transitory Subsidiary and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                        ---------------------------
                                    Title: Chairman and CEO


                                    PABLO ACQUISITION CORP.


                                    By: /s/ Gregory L. Summe
                                        ---------------------------
                                    Title: Chairman and CEO


                                    PACKARD BIOSCIENCE COMPANY


                                    By: /s/ Emery G. Olcolt
                                        ---------------------------
                                    Title: CEO

                                                                     EXHIBIT B

                      PERSON SUBJECT TO VOTING AGREEMENTS

Name:
----

Richard T. McKernan
Virginia J. McKernan
Barbara P. Olcott
Emery G. Olcott
The Timothy S. Olcott Trust
Timothy O. White, Jr.
Franklin R. Witney

                            STOCKHOLDER'S AGREEMENT

     This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. The Stockholder is party to a Stockholders' Agreement, dated as of March 4, 1997, among Packard, the Stockholder and certain other stockholders of Packard, as amended on June 2, 1997, January 23, 1998 and March 31, 1998 (the "1997 AGREEMENT"), pursuant to which, among other things, certain of the existing stockholders of Packard have agreed to vote their shares of Packard as directed by the Stockholder.

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder (i) owns beneficially and of record and has the sole power to vote (the "OWNED SHARES") and (ii) has, pursuant to the 1997 Agreement, the contractual power to direct the vote (the "1997 AGREEMENT SHARES"), in each case, with respect to the matters specified in Section 1.3 of this Agreement. The Owned Shares and the 1997 Agreement Shares are sometimes collectively referred to herein as the "SHARES". For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree, to (i) restrictions as to the transfer of the Shares and (ii) the voting of the Shares, in each case, as set forth herein.

     E. PerkinElmer and the Stockholder also desire to provide for certain arrangements with respect to, among other things, (i) the nomination to PerkinElmer's Board of Directors (the "PERKINELMER BOARD") effective as of the Effective Time (as defined in the Merger Agreement) of a person designated by the Stockholder and (ii) the registration of shares of PerkinElmer Common Stock to be issued to the Stockholder in the Merger (and any securities issued or issuable in respect thereof by way of a dividend or stock split or in connection with a combination of shares or recapitalization) (the "MERGER SHARES") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1.   AGREEMENT TO RETAIN AND VOTE SHARES.

          1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("DISPOSE") any of the Shares or any New Shares (as defined in Section 1.2 below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of:
(i) the Effective Time (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of its obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms.

          1.2 ADDITIONAL PURCHASES. The Stockholder agrees that any shares of capital stock of Packard that the Stockholder purchases or with respect to which the Stockholder otherwise acquires the power to direct the vote on the matters specified in Section 1.3 of this Agreement after the execution of this Agreement and prior to the Expiration Date (the "NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

          1.3 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall (i) (x) vote the Owned Shares and (y) vote or direct the voting of the 1997 Agreement Shares and any New Shares in favor of (A) the adoption of the Merger Agreement and (B) any matter that could reasonably be expected to facilitate the Merger ("OTHER MATTERS") and (ii) use its reasonable best efforts, including seeking specific performance, to ensure that such 1997 Agreement Shares are voted as so directed. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

          1.4 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Owned Shares set forth therein.

          1.5 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

               (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder (i) is the beneficial and record owner of the Owned Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has the sole power to direct the voting of the 1997 Agreement Shares pursuant to the 1997 Agreement on the matters specified in Section 1.3 of this Agreement; (iii) except as provided in the 1997 Agreement as to certain Other Matters, does not have the power to vote or direct the voting on the matters specified in Section
1.3 of this Agreement, with respect to any shares of capital stock of Packard other than the Owned Shares and the 1997 Agreement Shares; and (iv) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

               (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination or acceleration under, any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Owned Shares.

               (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall (A) ensure that none of the Owned Shares and (B) use its commercially reasonable best efforts to ensure that none of the 1997 Agreement Shares or New Shares: (i) are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to such shares.

               (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL");
(ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement;
(iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

               (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

          1.6 CONSENT AND WAIVER. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

          1.7 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder or any of its Affiliates may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from its obligations as a stockholder of Packard to vote or to direct the vote of the Shares or any New Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.8 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   NOMINATION OF STOCKHOLDER DESIGNEE TO THE PERKINELMER BOARD.

          2.1 Prior to or at the Effective Time, the Stockholder shall have the right to designate one person (the "STOCKHOLDER DESIGNEE") for nomination to the PerkinElmer Board effective as of the Effective Time and at each annual meeting of stockholders of PerkinElmer, as the case may be, at which directors are to be elected. With respect to each such annual meeting, the Stockholder shall make such designation by delivering written notice (the "DESIGNATION NOTICE") of the identity of such person within 10 days of receipt of a written request from PerkinElmer soliciting such designation (which request shall be sent not earlier than 90 days prior to such annual meeting). The PerkinElmer Board shall, subject to its fiduciary duties under applicable law, cause such Stockholder Designee to be nominated and recommended for election to the PerkinElmer Board at such annual meeting of stockholders of PerkinElmer. The initial Stockholder Designee to serve on the PerkinElmer Board effective as of the Effective Time of the Merger shall be Alexis P. Michas.

          2.2 The rights granted to the Stockholder and the obligations of PerkinElmer pursuant to this Section 2 shall terminate on the date on which the Stockholder ceases, following the Effective Time, to beneficially own 5% or more of the outstanding shares of PerkinElmer Common Stock.

     3. REGISTRATION RIGHTS. The Stockholder shall be entitled to the registration rights set forth in this Section 3 with respect to the Merger Shares.

          3.1   REQUIRED REGISTRATION.

               (a) As promptly as reasonably practicable (but not later than 30 days) following the Effective Time, PerkinElmer shall file with the SEC a "shelf" registration statement on Form S-3 (or such successor or other appropriate form) covering the resale to the public by the Stockholder of the Merger Shares pursuant to Rule 415 under the Securities Act (the "STOCKHOLDER REGISTRATION STATEMENT"). PerkinElmer shall use its reasonable best efforts to cause the Stockholder Registration Statement to be declared effective by the SEC as soon as practicable. PerkinElmer shall cause the Stockholder Registration Statement to remain effective until the earlier to occur of: (i) the date on which all of the Merger Shares covered by the Stockholder Registration Statement have been sold pursuant thereto and (ii) the date on which PerkinElmer's obligations under this Section 3 shall terminate in accordance with the provisions of Section 3.6 hereof.

               (b) PerkinElmer will use its reasonable best efforts to qualify all Merger Shares under any applicable state securities laws; PROVIDED, HOWEVER, that PerkinElmer shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

               (c) From time to time, PerkinElmer will amend or supplement the Stockholder Registration Statement and any prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities laws. PerkinElmer will also promptly provide the Stockholder with as many copies of the prospectus contained in the Stockholder Registration Statement as the Stockholder may reasonably request.

               (d) PerkinElmer shall be entitled to: (i) postpone the filing or effectiveness of the Stockholder Registration Statement or (ii) if effective, elect that the Stockholder Registration Statement not be usable and require the Stockholder to suspend sales or purchases pursuant to any prospectus contained therein, for a reasonable period of time, but not in excess of 90 days in the aggregate as to all postponements and suspensions pursuant to clauses (i) and
(ii) above in any 12-month period if PerkinElmer determines in good faith (after consultation with outside counsel) that the registration and distribution of the Merger Shares (or the use of the Stockholder Registration Statement or any related prospectus) would interfere with any pending material acquisition, material corporate reorganization or other material corporate development involving PerkinElmer, including by requiring premature disclosure thereof; provided that, in the event of such postponement or suspension, PerkinElmer shall use commercially reasonable best efforts to take any and all actions necessary or desirable to, immediately thereafter, give full effect to the Stockholder's rights under this Section 3. PerkinElmer shall promptly give the Stockholder written notice of such determination and an approximation of the anticipated delay.

               (e) If the Stockholder desires to effect the sale and distribution of some or all of the Merger Shares covered by the Stockholder Registration Statement by means of an underwriting, it shall so advise PerkinElmer, and PerkinElmer and the Stockholder shall enter into an underwriting agreement in customary form (including customary indemnification and contribution provisions on the part of PerkinElmer) for such purpose and shall otherwise cooperate reasonably with respect to such underwriting. The underwriter(s) shall be selected by the Stockholder and shall be reasonably acceptable to PerkinElmer. The Stockholder will enter into a power of attorney and custody agreement (naming officers of PerkinElmer as attorneys-in-fact and PerkinElmer as custodian) in customary form with respect to the Merger Shares to be sold and distributed in such underwriting. Notwithstanding the foregoing, PerkinElmer shall not be required to enter into more than two underwriting agreements in connection with the Stockholder Registration Statement and not more than one underwriting agreement in any 12-month period, provided that PerkinElmer's obligation to enter into a second underwriting agreement shall be further subject to the condition that such second underwriting agreement covers the sale of two percent or more of the number of shares of PerkinElmer Common Stock then outstanding.

          3.2  INCIDENTAL REGISTRATION.

               (a) If, prior to July 13, 2004, PerkinElmer proposes to file a registration statement (other than a registration statement filed pursuant to Section 3.1 or a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation) for a primary offering and sale of shares of PerkinElmer Common

Stock by PerkinElmer or an offering and sale of shares of PerkinElmer Common Stock by PerkinElmer and one or more selling stockholders, in each case, that is to be underwritten on a firm commitment or best efforts basis (a "COMPANY REGISTRATION STATEMENT"), it will, prior to such filing, give written notice to the Stockholder of its intention to do so at least 15 days prior to the anticipated filing date of such Company Registration Statement; provided, that PerkinElmer shall not be required to give any notice if the Company Registration Statement is underwritten and the underwriter(s) thereof shall have advised PerkinElmer in writing that no securities, other than those to be sold by PerkinElmer, may be included therein. PerkinElmer's written notice shall offer to include in such registration statement for offer to the public such number of Merger Shares as the Stockholder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class and securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and (if available or as soon as available) a good faith estimate (which may be a range) by PerkinElmer of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such registration statement. Upon the written request of the Stockholder to PerkinElmer given within 10 days after PerkinElmer provides such notice, PerkinElmer shall use its reasonable best efforts to cause all Merger Shares which PerkinElmer has been requested by the Stockholder to register to be included in such Company Registration Statement. PerkinElmer shall have the right to postpone, suspend or withdraw any Company Registration Statement without obligation to the Stockholder. Notwithstanding anything in this Agreement to the contrary, the Stockholder shall have no right to include any Merger Shares in any primary offering and sale of shares of PerkinElmer Common Stock by PerkinElmer that is made pursuant to a "shelf" registration statement pursuant to Rule 415 (or any successor rule) under the Securities Act.

               (b) The right of the Stockholder to include its Merger Shares in any Company Registration Statement shall be conditioned upon the Stockholder's participation in the underwriting for such Company
Registration Statement on the terms set forth herein. The Stockholder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by PerkinElmer. Notwithstanding any other provision of this Section 3.2, if the managing underwriter advises PerkinElmer in writing that in its opinion the inclusion of all shares requested to be registered by PerkinElmer and any selling stockholders (including the Stockholder) would adversely affect the offering, PerkinElmer may limit the number of Merger Shares to be included in the Company Registration Statement and underwriting. In such event, PerkinElmer shall so advise the Stockholder, and the number of shares that are entitled to be included in the Company Registration Statement and underwriting shall be allocated in the following manner:

               (i) First, the securities of PerkinElmer to be issued by PerkinElmer shall be included in the Company Registration Statement.

               (ii) Second, the securities of PerkinElmer held by the Stockholder and other holders of securities of PerkinElmer who are entitled, by contract with PerkinElmer, to have securities included in such a registration statement shall be included in the Company Registration Statement, on a pro rata basis based upon the number of securities of PerkinElmer requested by the Stockholder and such other holders to be included in such Company Registration Statement.

     EXPENSES. PerkinElmer shall pay the expenses incurred by it in complying with its obligations under this Section 3, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for PerkinElmer, and fees and expenses of accountants for PerkinElmer, but excluding: (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Stockholder in connection with sales under the registration statement and (ii) the fees and expenses of any counsel separately retained by the Stockholder.

          3.3   REQUIREMENTS OF THE STOCKHOLDER.

               (a) PerkinElmer shall not be required to include any Merger Shares in any registration statement under this Section 3 unless: the Stockholder furnishes to PerkinElmer in writing such information reasonably requested by PerkinElmer for inclusion in or in connection with such registration statement and any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (b) The Stockholder shall keep PerkinElmer reasonably apprised as to sales made by the Stockholder pursuant to any registration statement under this Section 3. PerkinElmer shall keep the Stockholder reasonably apprised as to changes in the number of shares of PerkinElmer Common Stock outstanding.

          3.4   INDEMNIFICATION.

               (a) The Stockholder agrees to indemnify and hold harmless PerkinElmer and each of its directors and officers, and each person, if any, who controls PerkinElmer within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act against any losses, claims, damages, expenses or liabilities (including reasonable attorney's fees) to which PerkinElmer or such directors, officers or persons may become subject by reason of any untrue statement of a material fact contained in any registration statement filed pursuant to this Section 3 or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon, or in conformity with, information furnished to PerkinElmer by or on behalf of the Stockholder pursuant to Section 3.4(a) expressly for use therein (provided that any indemnification obligation of the Stockholder shall be limited to the amount of net proceeds, after deducting the fees set forth in Section 3.3(i), received by the Stockholder from the sale of Merger Shares pursuant to such registration statement).

               (b) PerkinElmer agrees to indemnify and hold harmless the Stockholder and each of its directors and officers, and each person, if any, who controls the Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, expenses or liabilities (including reasonable attorney's fees) to which the Stockholder or such directors, officers or persons may become subject by reason of any untrue statement of a material fact contained in any registration statement filed pursuant to this Section 3 or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to PerkinElmer by or on behalf of the Stockholder pursuant to Section
3.4. PerkinElmer shall have the right to assume, on customary terms, the defense and settlement of any claim or suit for which PerkinElmer may be responsible for indemnification under this Section 3.

          3.5 TERMINATION. All of PerkinElmer's obligations to register Merger Shares under this Agreement shall terminate on the earlier to occur of the following after the Effective Time: (i) such time as the Stockholder does not beneficially own at least 5% of the outstanding shares of PerkinElmer Common Stock and (ii) such time as the Stockholder is able to sell all of the Merger Shares without any restrictions under Rule 145 under the Securities Act (the "TERMINATION DATE"). Following the Termination Date, PerkinElmer may (i) withdraw any registration statement that registered any Merger Shares and (ii) deregister any Merger Shares that have been registered and not sold pursuant to any registration statement, in each case, without any liability or further obligation to the Stockholder.

          3.6 RESTRICTIONS ON TRANSFER. Notwithstanding anything in this Agreement (other than Section 4.2) to the contrary, prior to the Termination Date, the Stockholder shall not offer, pledge, sell, hedge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of ("TRANSFER") more than 5% of the outstanding shares of PerkinElmer Common Stock in any 90 day period, whether any such transaction described is to be settled by delivery of shares of PerkinElmer Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of Merger Shares pursuant to a registration statement in any underwritten offering effected pursuant to this Agreement.

          3.7 LOCK-UP AGREEMENT. Prior to the Termination Date, if requested from time to time by PerkinElmer and the managing underwriter of an underwritten public offering of PerkinElmer securities pursuant to any registration statement, the Stockholder shall not Transfer any Merger Shares or other securities of PerkinElmer held by the Stockholder (other than as may be included in such registration statement) for a period of 90 days (or such shorter period of time as PerkinElmer's officers and directors agree to be locked up) following the effective date of such registration statement and shall execute the managing underwriter's customary lock-up agreement for such purpose; PROVIDED, that all officers and directors of PerkinElmer enter into similar agreements. PerkinElmer may impose stop-transfer instructions with respect to the Merger Shares or other securities subject to the foregoing restriction until the end of such 90-day (or shorter) period.

     4.   MISCELLANEOUS.

          4.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          4.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other; provided, that the Stockholder may Transfer any Merger Shares to its Affiliates or to its limited partners; and provided, further, that the Stockholder may assign its rights and obligations under Article 3 of this Agreement to its Affiliates or to its limited partners who are transferees of Merger Shares if, as a condition to such assignment, such transferee agrees, in writing, to be bound by the provisions of
Section 3 of this Agreement (any transferee pursuant to this Section 4.2, a "PERMITTED TRANSFEREE"). Notwithstanding the foregoing, PerkinElmer's obligation to register Merger Shares held by any Permitted Transferee shall terminate on the earlier to occur of the following after the Effective Time: (i) the Termination Date and (ii) such time as such Permitted Transferee is able to sell all of the Merger Shares held by such Permitted Transferee without any restriction under Rule 145 under the Securities Act.

          4.3 TERMINATION OF EXISTING AGREEMENTS. From and after the Effective Time, (i) the Stockholder releases Packard and its Affiliates from any and all liabilities and obligations, and waives the Stockholder's rights under, any agreements, arrangements and undertakings between the Stockholder, on the one hand, and Packard and its Affiliates, on the other hand; and (ii) agrees to use its reasonable best efforts to take all actions necessary and appropriate to terminate such agreements, arrangements and undertakings. Nothing in this
Section 4.3 shall in any way limit PerkinElmer's obligations to honor Packard's indemnification obligations pursuant to Section 6.15 of the Merger Agreement or Packard's undertaking to reimburse the Stockholder for any filing fees paid by the Stockholder in connection with the Notification and Report Form pursuant to the HSR Act (as defined in the Merger Agreement), if any, filed by the Stockholder.

          4.4 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          4.5 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          4.6 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

     If to PerkinElmer:        PerkinElmer, Inc.
                               45 William Street
                               Wellesley, Massachusetts 02481

                               Attention: General Counsel
                               Telecopy: (781) 431-4185

     With a copy to:           Hale and Dorr LLP
                               60 State Street
                               Boston, MA 02109
                               Attention:  David E. Redlick, Esq.
                               Telecopy:   (617) 526-5000

     If to the Stockholder:  To the address for notice set forth on the last page hereof.

     with a copy to:           Wachtell, Lipton, Rosen & Katz
                               51 West 52nd Street
                               New York, NY  10019
                               Attention:  Andrew R. Brownstein, Esq.
                               Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

          4.7   GOVERNING LAW; SUBMISSION TO JURISDICTION.

               (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

               (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.6 shall be deemed effective service of process on such party.

          4.8 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          4.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          4.10 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

          4.11 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                     PERKINELMER, INC.


                                     By:   /s/ Gregory L. Summe
                                        -------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                     STOCKHOLDER:

                                     STONINGTON CAPITAL APPRECIATION 1994
                                     FUND, L.P.

                                     By: Stonington Partners, L.P.
                                         its General Partner

                                     By: Stonington Partners, Inc. II
                                         its General Partner

                                     By:  /s/ Alexis P. Michas
                                        -------------------------------
                                     Name:     Alexis P. Michas
                                     Title:    Managing Partner

                                     Stockholder's Address for Notice:

                                     c/o Stonington Partners, Inc.
                                         767 Fifth Avenue
                                         New York, NY  10153
                                         ATTN:  General Counsel

                                                           SCHEDULE A



     Owned Shares:


        Name of Stockholder                                   Number of Shares


        Stonington Capital Appreciation                       30,898,890
        1994 Fund, L.P.



                                                              TOTAL:  30,898,890





     1997 Agreement Shares:


        Name of Stockholder                                   Number of Shares


        Merrill Lynch KECALP L.P. 1997                        674,150


        Merrill Lynch KECALP L.P. 1994                        382,025


        Merrill Lynch KECALP Inc. 1997                        67,415



                                                              TOTAL:  1,123,590

                                                           EXHIBIT A



                               IRREVOCABLE PROXY

     The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to:
(i) the shares of capital stock of Packard owned by the undersigned beneficially and of record as of the date hereof, which shares are listed on Schedule I to this Proxy, (ii) any and all shares of capital stock of Packard acquired (and owned beneficially and of record) by the undersigned on or after the date hereof and (iii) and any and all other shares of capital stock of Packard issued or issuable in respect of the securities referred to in clauses: (i) and (ii) above on or after the date hereof (collectively, the "OWNED SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the merger of Packard Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") contemplated by that certain Agreement and Plan of Merger dated as of July 13, 2001, among PerkinElmer, AcSub and Packard (the "MERGER AGREEMENT") shall become effective,
(B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Owned Shares are hereby revoked and no subsequent proxies will be given.

     This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Stockholder's Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Owned Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

     The attorneys and proxies named above may only exercise this proxy to vote the Owned Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Stockholder's Agreement). The undersigned stockholder may vote the Owned Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This proxy is irrevocable.

Dated:  July 13, 2001



                                     STOCKHOLDER:

                                     STONINGTON CAPITAL APPRECIATION 1994
                                     FUND, L.P.

                                     By: Stonington Partners, L.P.
                                         its General Partner

                                     By: Stonington Partners, Inc. II
                                         its General Partner


                                     By:    /s/ Alexis P. Michas
                                        -------------------------------
                                     Name:   Alexis P. Michas
                                     Title:  Managing Partner

                                                           SCHEDULE I



   Shares:


          Name of Stockholder                                 Number of Shares

          Stonington Capital Appreciation 1994 Fund, L.P.     30,898,890



                                                              TOTAL:  30,898,890

                                VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER


                                      /s/ Richard T. McKernan
                                   ---------------------------------------------
                                    Name: Richard T. McKernan


                                    Stockholder's Address for Notice:

                                    11 Salisbury Way
                                    --------------------------------------------
                                    Farmington, CT 06032
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ Richard T. McKernan
                              ------------------------------------



Print Name of Stockholder:     Richard T. McKernan
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Richard T. McKernan                254,595
             ------------------------------------------------------

                                VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER


                                      /s/ Virginia J. McKernan
                                   ---------------------------------------------
                                    Name: Virginia J. McKernan


                                    Stockholder's Address for Notice:

                                    11 Salisbury Way
                                    --------------------------------------------
                                    Farmington, CT 06032
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ Virginia J. McKernan
                              ------------------------------------



Print Name of Stockholder:     Virginia J. McKernan
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Virginia J. McKernan                239,000
             ------------------------------------------------------

                                VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER


                                      /s/ Barbara P. Olcott
                                   ---------------------------------------------
                                    Name: Barbara P. Olcott


                                    Stockholder's Address for Notice:

                                    12 Deer Ridge Road
                                    --------------------------------------------
                                    Avon, CT 06001
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ Barbara P. Olcott
                              ------------------------------------



Print Name of Stockholder:     Barbara P. Olcott
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Barbara P. Olcott                  191,250
             ------------------------------------------------------

                                VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER


                                      /s/ Emery G. Olcott
                                   ---------------------------------------------
                                    Name: Emery G. Olcott


                                    Stockholder's Address for Notice:

                                    12 Deer Ridge Road
                                    --------------------------------------------
                                    Avon, CT 06001
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ Emery G. Olcott
                              ------------------------------------



Print Name of Stockholder:     Emery G. Olcott
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Emery G. Olcott                    1,320,155
             ------------------------------------------------------

                                VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER:

                                    TIMOTHY S. OLCOTT TRUST


                                      /s/ Barbara P. Olcott
                                   ---------------------------------------------
                                    Name: Barbara P. Olcott
                                    Title: Trustee


                                    Stockholder's Address for Notice:

                                    12 Deer Ridge Road
                                    --------------------------------------------
                                    Avou, CT 06001
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ Emery G. Olcott, Trustee
                              ------------------------------------



Print Name of Stockholder:     Emery G. Olcott, Trustee
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Timothy S. Olcott Trust            207,250
             ------------------------------------------------------

                                VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER


                                      /s/ T.O. White
                                   ---------------------------------------------
                                    Name: Timothy O. White, Jr.


                                    Stockholder's Address for Notice:

                                    15 Pilgrim Road
                                    --------------------------------------------
                                    W. Hartford, CT 06117
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ T.O. White
                              ------------------------------------



Print Name of Stockholder:     Timothy O. White
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Timothy O. White, Jr.              62,625
             ------------------------------------------------------

                                VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER


                                      /s/ Franklin R. Witney
                                   ---------------------------------------------
                                    Name: Franklin R. Witney


                                    Stockholder's Address for Notice:

                                    13 Dominican Drive
                                    --------------------------------------------
                                    San Rafael, CA 94901
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ Frank Witney
                              ------------------------------------



Print Name of Stockholder:     Frank Witney
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Franklin R. Witney                 100,000
             ------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------
15 July 2001




              PERKINELMER AGREES TO ACQUIRE PACKARD BIOSCIENCE
              ------------------------------------------------

    o BROADENS CAPABILITIES AS A TOP PROVIDER OF DRUG DISCOVERY SOLUTIONS
o ADDS AUTOMATED LIQUID HANDLING, SAMPLE PREPARATION AND BIOCHIP TECHNOLOGIES

BOSTON, MASSACHUSETTS AND MERIDEN, CONNECTICUT... PerkinElmer, Inc. (NYSE: PKI), a leading provider of life sciences solutions, and Packard BioScience, a global leader in drug discovery tools, jointly announced today a definitive agreement for PerkinElmer to acquire Packard BioScience in a deal valued at approximately $650 million, including net indebtedness. The transaction, which is subject to customary closing conditions and regulatory approvals, as well as the approval of the shareholders of both PerkinElmer and Packard BioScience, is expected to close during the fourth quarter. It is structured as a tax-free, all-stock merger with an exchange ratio of 0.311 share of PerkinElmer common stock for each share of Packard BioScience common stock.

 "Packard BioScience represents an excellent strategic fit as a leading supplier of automated liquid handling, sample preparation tools and advanced biochip technologies," said Gregory L. Summe, Chairman and CEO of PerkinElmer. "Liquid handling is a critical, enabling step in both proteomics and genomics workflow, and increases the productivity of our customers' drug discovery processes. Packard BioScience's core capabilities in this area, its complementary range of products, its impressive new product development pipeline, and its well-respected team of field sales and service experts will enable us to provide more powerful solutions to our expanding base of life sciences customers."

Packard BioScience, headquartered in Meriden, Connecticut, has approximately 1,000 employees and sales in 60 countries supported through its offices in North America, Europe and Asia. The company, which expects revenues of approximately $200 million in 2001, has strategic alliances with a number of the world's leading bioscience and chip technology companies, including Motorola, Oxford GlycoSciences and Waters Corporation.

PERKINELMER AGREES TO ACQUIRE PACKARD BIOSCIENCE
PAGE 2 OF 4

Emery Olcott, Chairman and CEO of Packard BioScience, remarked, "the merger announced today positions the company to bring together the capabilities we need to deliver the solutions that our customers demand. Our strength in liquid handling and automated sample preparation products, combined with PerkinElmer's instrumentation and reagent depth, will allow us to offer the full spectrum of drug discovery tools leveraged by a broad and focused worldwide sales, service and applications capability. The combined company will be well-positioned to address the emerging biochip and microarray markets with their combined technologies, including consumables, instrumentation and informatics software. We feel strongly that this transaction will create real value for our customers, our associates and our shareholders."

Stonington Partners and other Packard BioScience shareholders together holding a majority of Packard's outstanding shares have entered into agreements to vote their shares in favor of the merger. The transaction will be accounted for as a purchase and is expected to be accretive, excluding goodwill, in 2003.

CONFERENCE CALL

The management of PerkinElmer will be holding a conference call and simultaneous Webcast to discuss the transaction on Monday, July 16, 2001 at 9:00 a.m. ET. To access the Webcast, go to www.perkinelmer.com.


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
PerkinElmer plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction and PerkinElmer and Packard BioScience plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about PerkinElmer, Packard BioScience, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by PerkinElmer and Packard BioScience through the web site maintained by the SEC at www.sec.gov.

PERKINELMER AGREES TO ACQUIRE PACKARD BIOSCIENCE
PAGE 3 OF 4

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from PerkinElmer by contacting Diane Basile at (781) 431-4306 or from Packard BioScience by contacting Wayne Richardson at (203) 238-2266. PerkinElmer and Packard BioScience, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding PerkinElmer's directors and executive officers is contained in PerkinElmer's Form 10-K for the year ended December 31, 2000 and its proxy statement dated March 13, 2001, which are filed with the SEC. As of June 30, 2001, PerkinElmer's directors and executive officers beneficially owned approximately 2,438,264 shares, or 2.4%, of PerkinElmer's common stock. Information regarding Packard BioScience's directors and executive officers that is not included in this press release is contained in Packard BioScience's Form 10-K for the year ended December 30, 2000 which is filed with the SEC. A recent amendment to the employment agreements of Packard BioScience's Chief Executive Officer, President and Chief Financial Officer provides that the employment term is automatically extended for an additional 25-month period on the first day of each future calendar month that follows the date that is two years prior to the end of the initial employment period. Also, the employment agreement of Packard BioScience's President was recently amended to provide him with a reimbursement, on an after-tax basis, for any excise taxes for which he is liable in connection with payments made by the company under his employment agreement or otherwise in connection with a change of control of the company. Finally, Packard's Secretary and General Counsel recently entered into an employment agreement with the company under terms substantially similar to those of the other executives of the company, as amended as described above. As of March 16, 2001, excluding the ownership of Stonington's shares that may imputed to certain directors, Packard BioScience's directors and executive officers beneficially owned approximately 3,384,880 shares, or 4.8%, of Packard BioScience's common stock. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

FACTORS AFFECTING FUTURE PERFORMANCE
Statements in this press release regarding the proposed transaction between PerkinElmer and Packard BioScience, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about PerkinElmer or Packard BioScience management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of PerkinElmer to successfully integrate Packard BioScience's operations and employees; the ability to realize anticipated synergies and cost savings; a downturn in our customers' markets or in general economic conditions; our failure to introduce new products in a timely manner; economic, political and other risks associated with international sales and operations; difficulties integrating technologies, displacement by introduction of new technology; operations and personnel of recent acquisitions; competition from third parties, including pricing pressure; governmental regulation; and our level of debt and the possible incurrence of additional debt in the future and other important factors that may affect actual results which are discussed in detail under the caption "Important Factors" in "Management's Discussion and Analysis" in PerkinElmer's annual report on Form 10-K for the year ended December 31, 2000, and under ("name of section") in Packard BioScience's Annual Report on Form 10-K for the year ended December 30, 2000 and in PerkinElmer's and Packard BioScience's most recent quarterly reports filed with the SEC. PerkinElmer and

PERKINELMER AGREES TO ACQUIRE PACKARD BIOSCIENCE
PAGE 4 OF 4


Packard BioScience disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.
                                     ###

PerkinElmer, Inc. reported annual revenues of $1.7 billion in 2000. The high technology Company, based in Boston, Massachusetts, operates in four businesses
- Life Sciences, Optoelectronics, Instruments, and Fluid Sciences. The Company has operations in over 125 countries, and is a component of the S&P 500 Index. Additional information is available at www.perkinelmer.com or at 1-877-PKI-NYSE.

Packard BioScience is a global developer, manufacturer and marketer of instruments and related consumables and services for use in drug discovery and other life sciences research, such as basic human disease research, genetic analysis and biotechnology. The Company is primarily focused on the rapidly growing areas of drug screening, functional genomics and proteomics.


For further information:

Investor Contact: Diane J. Basile, PerkinElmer, Inc.
                  Tel. (781) 431-4306

                  Wayne Richardson, Packard Biosciences
                  Tel. (203) 238-2266

Media Contact:    Kevin J. Lorenc, PerkinElmer, Inc.
                  Tel. (781) 431-4111